EXHIBIT 99.1


                 Computational Materials dated April 8, 2005.

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                   CHL Mortgage Pass-Through Trust 2005-HYB3



                            Computational Materials



                          [LOGO OMITTED] Countrywide



                          $631,443,000 (Approximate)




                                  CWMBS, Inc.
                                   Depositor


                         Countrywide Home Loans, Inc.
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer


                      Countrywide Securities Corporation
                               Lead Underwriter

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[LOGO OMITTED] Countrywide                         Computational Materials for
--------------------------           CHL Mortgage Pass-Through Trust 2005-HYB3

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The attached tables and other statistical analyses (the "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide
Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage
Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage
Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials.
Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational
Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE
LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE
PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION.


                                      2
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     [LOGO OMITTED] Countrywide                     Computational Materials for
-------------------------------------               CHL Mortgage Pass-Through Trust 2005-HYB3
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
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Preliminary Term Sheet                                                                                 Date Prepared: April 8, 2005

                                              CHL Mortgage Pass-Through Trust 2005-HYB3
                                       $631,443,000 (Approximate, Subject to +/- 10% Variance)
                                                    Publicly Offered Certificates
                                                First Lien Residential Mortgage Loans
===================================================================================================================================
                      Principal         WAL (Yrs) (2)(3)
                      Amount ($)           ("WAvg Roll          Interest Rate                                    Expected Ratings
     Class           (Approx.)(1)           Date"/ Mat)             Type               Tranche Type                 Moody's/S&P
     -----           ---------              -----------             ----               ------------                 ------------
     1-A-1           150,000,000            1.91 / 3.22         Variable (4)              Senior                     Aaa/AAA
-----------------------------------------------------------------------------------------------------------------------------------
    1-A-IO             N/A (8)              Not Offered          Fixed (5)        Senior / Interest Only             Aaa/AAA
-----------------------------------------------------------------------------------------------------------------------------------
     2-A-1           300,000,000            2.51 / 3.23         Variable (6)              Senior                     Aaa/AAA
-----------------------------------------------------------------------------------------------------------------------------------
    2-A-IO             N/A (8)              Not Offered          Fixed (5)        Senior / Interest Only             Aaa/AAA
-----------------------------------------------------------------------------------------------------------------------------------
     3-A-1           150,000,000            2.83 / 3.25         Variable(7)              Senior                      Aaa/AAA
       M              15,080,000                                  WAC (9)              Mezzanine                     Aa1/AA
      B-1             10,267,000                                  WAC (9)             Subordinate                     A2/A
      B-2              6,096,000                                  WAC (9)             Subordinate                   Baa2/BBB
-----------------------------------------------------------------------------------------------------------------------------------
      B-3                         Privately                       WAC (9)             Subordinate                     NR/BB
      B-4                           Placed                        WAC (9)             Subordinate                     NR/B
      B-5                        Certificates                     WAC (9)             Subordinate                     NR/NR
===================================================================================================================================
     Total:          $631,443,000 (10)

(1) The Certificates (as described herein) will be collateralized by hybrid adjustable rate, first-lien residential mortgage loans which are expected to have an initial fixed rate period of three, five or seven years. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance. It is expected that the aggregate principal balance of the Subordinate Certificates will provide between [4.50 -
     7.50]% subordination to the Senior Certificates as of the Cut-off Date.
(2) The WALs on the Class 1-A-1, Class 2-A-1 and Class 3-A-1 Certificates are shown to the related WAvg Roll Date (as defined herein) and to maturity at a pricing speed of 25% CPR.
(3) All Classes of Certificates are subject to a 10% optional termination as described herein.
(4) The Certificate Interest Rate for the Class 1-A-1 Certificates for the interest accrual period for any Distribution Date (i) on or prior to the related WAvg Roll Date will equal the Net WAC of the Group I Mortgage
     Loans less the Certificate Interest Rate for the Class 1-A-IO
     Certificates and (ii) after that WAvg Roll Date will equal the Net WAC of the Group I Mortgage Loans.
(5)  The Certificate Interest Rate for the Class 1-A-IO and Class 2-A-IO
     Certificates for the interest accrual period for any Distribution Date
     (x) on or prior to the related WAvg Roll Date will be 0.61000% and 0.53000% per annum respectively, and (y) thereafter will be 0% per annum.
(6) The Certificate Interest Rate for the Class 2-A-1 Certificates for the interest accrual period for any Distribution Date (i) on or prior to the related WAvg Roll Date will equal the Net WAC of the Group II Mortgage
     Loans less the Certificate Interest Rate for the Class 2-A-IO
     Certificates and (ii) after that WAvg Roll Date will equal the Net WAC of the Group II Mortgage Loans.
(7) The Certificate Interest Rate for the Class 3-A-1 Certificates for the interest accrual period for any Distribution Date will equal the Net WAC of the Group III Mortgage Loans.
(8) The notional balance of the Class 1-A-IO and Class 2-A-IO Certificates on any date will be equal to the current unpaid principal balance of the Class 1-A-1 and Class 2-A-1 Certificates, respectively, until and including the related WAvg Roll Date. After the applicable WAvg Roll
     Date, the notional balance of the Class 1-A-IO and Class 2-A-IO
     Certificates, as applicable, will equal zero.
(9) The Certificate Interest Rate for the Subordinate Certificates will be equal to the weighted average of the Net WAC of the Mortgage Loans in each Loan Group (weighted on the basis of the related subordinate portions).
(10) Excludes the Class 1-A-IO and Class 2-A-IO notional balances.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE
LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE
PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION.


                                      3
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     [LOGO OMITTED] Countrywide                     Computational Materials for
-------------------------------------               CHL Mortgage Pass-Through Trust 2005-HYB3
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
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Depositor:                     CWMBS, Inc.

Seller:                        Countrywide Home Loans, Inc.

Master Servicer:               Countrywide Home Loans Servicing LP.

Primary Servicer:              As of the Closing Date, it is expected that Countrywide Home
                               Loans Servicing LP will service substantially all of the
                               Mortgage Loans.

Lead Underwriter:              Countrywide Securities Corporation.

Trustee:                       The Bank of New York.

Rating Agencies:               Moody's and Standard & Poor's are expected to provide ratings on the Class 1-A-1, Class 1-A-IO, Class 2-A-1, Class 2-A-IO,
                               Class 3-A-1, Class M, Class B-1 and Class B-2 Certificates.
                               Standard and Poor's is expected to provide ratings on the Class
                               B-3 and Class B-4 Certificates. The Class B-5 Certificates will not be rated.

Cut-off Date:                  April 1, 2005.

Sample Pool
Calculation Date:              April 1, 2005.

Closing Date:                  On or about April 29, 2005.

Pricing Date:                  On or about April 11, 2005.

Settlement Date:               On or about April 29, 2005.

Master Servicer
Remittance Date:               The 19th of each month (or if such day is not a business day, the next succeeding business day), commencing in May 2005.

Distribution Date:             The business day immediately following the Master Servicer
                               Remittance Date, commencing in May 2005.

Certificates:                  The "Senior Certificates" will consist of (i) the Class 1-A-1 and Class 1-A-IO Certificates (collectively, the "Group I
                               Certificates"), (ii) the Class 2-A-1 and Class 2-A-IO
                               Certificates (collectively, the "Group II Certificates") and
                               (iii) the Class 3-A-1 Certificates (the "Group III
                               Certificates"). The Class 1-A-IO and Class 2-A-IO Certificates
                               are collectively the "Interest Only Certificates". The "Class A
                               Certificates" will consist of the Class 1-A-1, Class 2-A-1 and
                               Class 3-A-1 Certificates.

                               The "Subordinate Certificates" will consist of the Class M,
                               Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5
                               Certificates and are supported by the cash flow on all of the
                               Mortgage Loans. The Senior Certificates and the Subordinate
                               Certificates are collectively referred to herein as the
                               "Certificates." Only the Senior Certificates and the Class M,
                               Class B-1 and Class B-2 Certificates (collectively, the
                               "Offered Certificates") are being offered publicly.




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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE
LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE
PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION.


                                      4
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     [LOGO OMITTED] Countrywide                     Computational Materials for
-------------------------------------               CHL Mortgage Pass-Through Trust 2005-HYB3
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
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                               Generally, each Group of Senior Certificates will receive
                               principal and interest from the related Loan Group. The
                               Subordinate Certificates may receive principal and interest from any Loan Group.

Registration:                  The Offered Certificates will be made available in book-entry form through DTC.

Federal Tax Treatment:         It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:             The Offered Certificates are expected to be eligible for
                               purchase by or with assets of employee benefit plans and other plans and arrangements that are subject to Title I of ERISA or
                               Section 4975 of the Internal Revenue Code, subject to certain conditions. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered
                               Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:               The Senior Certificates and the Class M Certificates are
                               expected to constitute "mortgage related securities" for
                               purposes of SMMEA.

Optional Termination:          The terms of the transaction allow the Master Servicer to
                               purchase all remaining assets of the trust fund which may be exercised once the aggregate principal balance of the Mortgage
                               Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. This purchase would result in a termination of the Certificates and occurs on the "Call Date".

Mortgage Loans:                The aggregate principal balance of the Mortgage Loans as of the
                               Cut-off Date is expected to be approximately $641,711,230. All of the Mortgage Loans will be hybrid, adjustable rate mortgage loans secured by first liens on one- to four-family residential properties.

                               The collateral tables included in these Computational Materials as Appendix A represent a sample pool of Mortgage Loans (the
                               "Sample Pool") having the characteristics described therein as of the Sample Pool Calculation Date, and do not include
                               additional Mortgage Loans expected to be included in the Trust on the Closing Date. It is expected that (a) additional
                               Mortgage Loans will be delivered to the Trust on the Closing
                               Date and (b) certain Mortgage Loans may be pre-paid, become ineligible for transfer to the Trust or may otherwise be
                               deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. See the attached Collateral Tables
                               attached hereto as Appendix A.

Group I
Mortgage Loans:                The aggregate principal balance of the Group I Mortgage Loans as of the Cut-Off Date is expected to be approximately
                               $160,427,807. The Group I Mortgage Loans will have interest rates that have an initial fixed rate period of three years after origination and thereafter adjust semi-annually based on the six-month LIBOR index or annually based on the one-year
                               LIBOR index.

Group II
Mortgage Loans:                The aggregate principal balance of the Group II Mortgage Loans as of the Cut-Off Date is expected to be approximately
                               $320,855,615. The Group II Mortgage Loans will have interest rates that have an initial fixed rate period of five years after origination and thereafter adjust semi-annually based on the six-month LIBOR index or annually based on the one-year
                               LIBOR index.


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE
LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE
PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION.


                                      5
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     [LOGO OMITTED] Countrywide                     Computational Materials for
-------------------------------------               CHL Mortgage Pass-Through Trust 2005-HYB3
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
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Group III Mortgage Loans:      The aggregate principal balance of the Group III Mortgage Loans as of the Cut-Off Date is expected to be approximately
                               $160,427,807. The Group III Mortgage Loans will have interest rates that have an initial fixed rate period of seven years after origination and thereafter adjust semi-annually based on the six-month LIBOR index, or annually based on either the one-year LIBOR index or the one-year CMT index.


WAvg Roll Date:                The "WAvg Roll Date" for the Group I, Group II and Group III
                               Mortgage Loans (collectively, the "Mortgage Loans") is the
                               Distribution Date in March 2008, March 2010 and January 2012,
                               respectively.

Pricing Prepayment
Speed:                         The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Expense Fee Rate:              The "Expense Fee Rate" is comprised of master servicing fees, lender paid mortgage insurance premiums and the trustee fee, each, as applicable. As of the Sample Pool Calculation Date, the weighted average Expense Fee Rate is expected to be equal to approximately (a) with respect to any period prior to the related WAvg Roll Date, 0.259%, 0.280% and 0.306% for Loan
                               Group I, Loan Group II and Loan Group III, respectively and (b)
                               thereafter, 0.259%, 0.386% and 0.381% for Loan Group I, Loan
                               Group II and Loan Group III, respectively.

Net WAC:                       The "Net WAC", with respect to each Loan Group, will be equal to the weighted average gross interest rate on the related
                               Mortgage Loans less the weighted average Expense Fee Rate for such Loan Group.

Accrued Interest:              The price to be paid for the Offered Certificates by investors who elect to settle bonds on the Settlement Date will include accrued interest from the Cut-off Date up to, but not
                               including, the Settlement Date. Investors settling Offered
                               Certificates on alternate dates may pay more or less accrued interest, as applicable.

Interest Accrual Period:       The interest accrual period with respect to all the Offered
                               Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date
                               occurs (on a 30/360 basis).

Credit Enhancement:            Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval and is subject to change based on such
                               approval. The structuring assumptions contained herein assume
                               [6.50]% subordination below the Senior Certificates as of the
                               Cut-off Date.

                               Credit enhancement for the Senior Certificates will consist of the subordination of the Class M, Class B-1, Class B-2, Class
                               B-3, Class B-4 and Class B-5 Certificates.

                               Credit enhancement for the Class M Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class
                               B-4 and Class B-5 Certificates.

                               Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4 and
                               Class B-5 Certificates.

                               Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4 and Class B-5
                               Certificates.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE
LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE
PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION.



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     [LOGO OMITTED] Countrywide                     Computational Materials for
-------------------------------------               CHL Mortgage Pass-Through Trust 2005-HYB3
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------
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                               Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4 and Class B-5
                               Certificates.

                               Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 Certificates.

Shifting Interest:             Until the first Distribution Date occurring after April 2015, the Subordinate Certificates will be locked out from receipt of any unscheduled principal (unless the related Senior
                               Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance and cross-collateralization triggers (as described in the prospectus supplement), the
                               Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate Certificates are as follows:

                                    May 2005 - April 2015            0% Pro Rata Share
                                    May 2015 - April 2016            30% Pro Rata Share
                                    May 2016 - April 2017            40% Pro Rata Share
                                    May 2017 - April 2018            60% Pro Rata Share
                                    May 2018 - April 2019            80% Pro Rata Share
                                    May 2019 and after               100% Pro Rata Share

                               Notwithstanding the foregoing, if the credit enhancement
                               percentage provided to the Senior Certificates by the
                               Subordinate Certificates doubles (from the initial credit
                               enhancement percentage), unscheduled principal will be paid pro-rata between the Senior and Subordinate Certificates
                               (subject to the collateral performance and
                               cross-collateralization triggers described in the prospectus supplement). However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled (i) on or prior to the April 2008 Distribution Date (subject to the
                               collateral performance and cross-collateralization triggers described in the prospectus supplement), the Subordinate
                               Certificates will be entitled to only 50% of their pro-rata share of unscheduled principal or (ii) after the April 2008
                               Distribution Date, the Subordinate Certificates will be
                               entitled to 100% of their pro rata share of unscheduled
                               principal.

                               Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (i.e., the then current aggregate principal balance of the Group I, Group II and Group III
                               Certificates, as applicable, divided by the aggregate principal balance of the mortgage loans in the related Loan Group)
                               exceeds the applicable initial senior percentage (i.e., the aggregate principal balance of the Group I, Group II and Group
                               III Certificates, as applicable, as of the Settlement Date, divided by the aggregate principal balance of the mortgage loans in the related Loan Group as of the Cut-off Date), the related Senior Certificates will receive all unscheduled
                               prepayments from the related Loan Group.

Allocation of
Losses:                        Any realized losses from a Loan Group on the Mortgage Loans will be allocated as follows: first, to the Subordinate
                               Certificates in reverse order of their numerical Class
                               designations, in each case, until the respective class
                               principal balance has been reduced to zero; thereafter, to the related Senior Certificates (other than the Interest Only
                               Certificates) until the class principal balance has been
                               reduced to zero.


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE
LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE
PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION.


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       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------
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Certificates Priority
of Distributions:              Available funds from the Mortgage Loans will be distributed in the following order of priority:

                                    1)   To the Senior Certificates, from the related Loan
                                         Group, accrued and unpaid interest at the related
                                         Certificate Interest Rate;
                                    2)   Concurrently:
                                         (a) To the Class 1-A-1 Certificates, principal from
                                             the related Loan Group;
                                         (b) To the Class 2-A-1 Certificates, principal from
                                             the related Loan Group;
                                         (c) To the Class 3-A-1 Certificates, principal from
                                             the related Loan Group;
                                    3)   To the Class M Certificates, accrued and unpaid
                                         interest at the Class M Certificate Interest Rate;
                                    4)   To the Class M Certificates, principal;
                                    5)   To the Class B-1 Certificates, accrued and unpaid
                                         interest at the Class B-1 Certificate Interest Rate;
                                    6)   To the Class B-1 Certificates, principal;
                                    7)   To the Class B-2 Certificates, accrued and unpaid
                                         interest at the Class B-2 Certificate Interest Rate;
                                    8)   To the Class B-2 Certificates, principal;
                                    9)   To the Class B-3, Class B-4 and Class B-5
                                         Certificates, in sequential order, accrued and unpaid
                                         interest at the related Certificate Interest Rate and
                                         their respective share of principal; and
                                    10)  To the Residual Certificate, any remaining amount.

                                         Under certain circumstances (as described in the
                                         prospectus supplement), funds from one Loan Group may
                                         be used to pay the Senior Certificates related to
                                         another Loan Group.


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE
LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE
PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION.


                                      8
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
     [LOGO OMITTED] Countrywide                                                          Computational Materials for
-------------------------------------                                      CHL Mortgage Pass-Through Trust 2005-HYB3
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------

                                                   Yield Tables (%)
                                                   ----------------

            Class 1-A-1 to WAvg Roll Date
            --------------------------------------------------------------------------------------------------------
                 Initial Coupon                     4.4820%
            --------------------------------------------------------------------------------------------------------
            Prepay Speed                            5% CPR      10% CPR      25% CPR       35% CPR       50% CPR

            ========================================================================================================
              Yield @ 100-00                         4.43         4.42         4.39         4.36          4.31
            ========================================================================================================
             WAL (yr)                                2.67         2.47         1.91         1.59          1.18
             MDUR (yr)                               2.46         2.27         1.77         1.48          1.11
             First Prin Pay                         May-05       May-05       May-05       May-05        May-05
             Last Prin Pay                          Mar-08       Mar-08       Mar-08       Mar-08        Mar-08
            --------------------------------------------------------------------------------------------------------


            Class 1-A-1 to Maturity
            --------------------------------------------------------------------------------------------------------
                 Initial Coupon                     4.4820%
            --------------------------------------------------------------------------------------------------------
            Prepay Speed                            5% CPR      10% CPR      25% CPR       35% CPR       50% CPR

            ========================================================================================================
              Yield @ 100-00                         5.37         5.24         4.90         4.70          4.46
            ========================================================================================================
             WAL (yr)                                11.72        7.63         3.22         2.16          1.33
             MDUR (yr)                               7.78         5.60         2.76         1.93          1.24
             First Prin Pay                         May-05       May-05       May-05       May-05        May-05
             Last Prin Pay                          Apr-35       Apr-35       Apr-35       Apr-35        Apr-35
            --------------------------------------------------------------------------------------------------------

            Class 2-A-1 to WAvg Roll Date
            --------------------------------------------------------------------------------------------------------
                 Initial Coupon                     4.8291%
            --------------------------------------------------------------------------------------------------------
            Prepay Speed                            5% CPR      10% CPR      25% CPR       35% CPR       50% CPR

            ========================================================================================================
              Yield @ 100-00                         4.81         4.80         4.77         4.73          4.67
            ========================================================================================================
             WAL (yr)                                4.27         3.74         2.51         1.93          1.29
             MDUR (yr)                               3.74         3.30         2.25         1.75          1.20
             First Prin Pay                         May-05       May-05       May-05       May-05        May-05
             Last Prin Pay                          Mar-10       Mar-10       Mar-10       Mar-10        Mar-10
            --------------------------------------------------------------------------------------------------------


            Class 2-A-1 to Maturity
            --------------------------------------------------------------------------------------------------------
                 Initial Coupon                     4.8291%
            --------------------------------------------------------------------------------------------------------
            Prepay Speed                            5% CPR      10% CPR      25% CPR       35% CPR       50% CPR

            ========================================================================================================
              Yield @ 100-00                         5.29         5.18         4.94         4.82          4.69
            ========================================================================================================
             WAL (yr)                                11.74        7.65         3.23         2.16          1.33
             MDUR (yr)                               7.82         5.6          2.75         1.92          1.23
             First Prin Pay                         May-05       May-05       May-05       May-05        May-05
             Last Prin Pay                          Mar-35       Mar-35       Mar-35       Mar-35        Mar-35
            --------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [LOGO OMITTED] Countrywide                                                          Computational Materials for
-------------------------------------                                      CHL Mortgage Pass-Through Trust 2005-HYB3
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------

                                                  Yield Tables (%)
                                                  ----------------


            Class 3-A-1 to WAvg Roll Date
            --------------------------------------------------------------------------------------------------------
                 Initial Coupon                     5.3448%
            --------------------------------------------------------------------------------------------------------
            Prepay Speed                            5% CPR      10% CPR      25% CPR       35% CPR       50% CPR

            ========================================================================================================
              Yield @ 100-26                         5.17         5.13         4.96         4.81          4.51
            ========================================================================================================
             WAL (yr)                                5.59         4.67         2.83         2.06          1.32
             MDUR (yr)                               4.65         3.93         2.48         1.85          1.22
             First Prin Pay                         May-05       May-05       May-05       May-05        May-05
             Last Prin Pay                          Jan-12       Jan-12       Jan-12       Jan-12        Jan-12
            --------------------------------------------------------------------------------------------------------


            Class 3-A-1 to Maturity
            --------------------------------------------------------------------------------------------------------
                 Initial Coupon                     5.3448%
            --------------------------------------------------------------------------------------------------------
            Prepay Speed                            5% CPR      10% CPR      25% CPR       35% CPR       50% CPR

            ========================================================================================================
              Yield @ 100-26                         5.39         5.3          5.03         4.84          4.52
            ========================================================================================================
             WAL (yr)                                11.92        7.74         3.25         2.17          1.33
             MDUR (yr)                               7.77         5.57         2.73         1.92          1.23
             First Prin Pay                         May-05       May-05       May-05       May-05        May-05
             Last Prin Pay                          Mar-35       Mar-35       Mar-35       Mar-35        Mar-35
            --------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [LOGO OMITTED] Countrywide                    Computational Materials for
-------------------------------------
       SECURITIES CORPORATION                      CWMBS 2005-HYB3 - Aggregate
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                                         $490,090,001 ARM Rate Mortgage Loans

Summary of Loans in Statistical Calculation Pool                                                Range
(As of Calculation Date)                                                                        -----

Total Number of Loans                                               1,086
Total Outstanding Balance                                     $490,090,001
Average Loan Balance                                              $451,280                $38,305 to $2,000,000
WA Mortgage Rate                                                    5.582%                 4.125% to 7.750%
WA Mortgage Rate Net LPMI                                           5.580%                 4.125% to 7.625%
Net WAC                                                             5.302%                 3.741% to 7.366%
ARM Characteristics
             WA Gross Margin                                        2.273%                 2.000% to 3.250%
             WA Months to First Roll                                    58                     22 to 84
             WA First Periodic Cap                                  4.565%                 2.000% to 6.000%
             WA Subsequent Periodic Cap                             2.000%                 1.000% to 2.000%
             WA Lifetime Cap                                       10.796%                 9.125% to 12.875%
             WA Lifetime Floor                                      2.273%                 2.000% to 3.250%
WA Original Term (months)                                              360                    360 to 360
WA Remaining Term (months)                                             359                    321 to 360
WA Age (months)                                                          1                      0 to 39
WA LTV                                                              75.85%                 14.68% to 95.00%
WA FICO                                                                724

Secured by (% of pool)                      1st Liens              100.00%
                                            2nd Liens                0.00%
Prepayment Penalty at Loan Orig (% of all loans)                     2.16%
Prepay Moves Exempted                       Soft                     1.83%
                                            Hard                     0.33%
                                            No Prepay               97.84%
                                            Unknown                  0.00%
Percent of IO                                                       89.06%

   Top 5 States          Top 5 Prop            Doc Types            Purpose Codes           Occ Codes         Orig PP Term
   ------------          ----------             ---------           -------------           ---------          ------------
CA           71.05%  SFR         55.75%   PREFER         33.59%   PUR         76.18%     OO        91.63%     0         97.84%
FL            4.70%  PUD         28.43%   REDUCE         30.99%   RCO         12.79%     2H         5.59%     6          0.19%
NV            2.79%  CND         12.92%   FULL/AL        30.11%   RNC         11.03%     INV        2.78%     12         0.10%
AZ            1.97%  CNDP         1.47%   NINA            3.21%                                               36         1.87%
VA            1.96%  2-4U         1.42%   NO RATI         2.01%
                                            SISA          0.10%



==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED] Countrywide                    Computational Materials for
-------------------------------------
       SECURITIES CORPORATION                      CWMBS 2005-HYB3 - Aggregate
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                         $490,090,001 ARM Rate Mortgage Loans
-------------------------------------------------------------------------------------------------------------------------
                                                                        Description
-------------------------------------------------------------------------------------------------------------------------
                                         CURRENT       # OF        % OF     AVERAGE       GROSS     REMG.           ORIG
DESCRIPTION                              BALANCE       LOANS      TOTAL     BALANCE        WAC      TERM    FICO     LTV
-------------------------------------------------------------------------------------------------------------------------
7/1 CMT1Y                              $1,880,466          4       0.38     $470,116       6.289     322      730    82.8
7/1 CMT1Y - IO                           $634,500          2       0.13     $317,250       6.120     358      665    79.3
3/27 LIB6M                               $594,800          2       0.12     $297,400       5.559     360      733    80.0
3/27 LIB6M - IO                       $21,312,819         69       4.35     $308,881       5.950     360      729    77.0
5/25 LIB6M - IO                        $2,162,875          9       0.44     $240,319       6.073     359      736    76.2
7/23 LIB6M - IO                        $1,325,400          4       0.27     $331,350       6.009     359      731    68.3
3/1 LIB12M                             $6,977,952         18       1.42     $387,664       5.058     359      746    76.6
3/1 LIB12M - IO                       $72,588,108        157      14.81     $462,345       5.202     359      729    77.9
5/1 LIB12M                            $36,471,841        162       7.44     $225,135       5.016     358      727    71.7
5/1 LIB12M - IO                      $274,421,755        531      55.99     $516,802       5.719     359      719    76.4
7/1 LIB12M                             $7,710,752         16       1.57     $481,922       5.609     358      725    79.8
7/1 LIB12M - IO                       $64,008,734        112      13.06     $571,507       5.625     358      736    72.6
-------------------------------------------------------------------------------------------------------------------------
                                     $490,090,001      1,086     100.00     $451,280       5.582     359      724    75.8
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                              Range of Current Balance
-------------------------------------------------------------------------------------------------------------------------
                                         CURRENT       # OF       % OF      AVERAGE       GROSS     REMG.           ORIG
DESCRIPTION                              BALANCE       LOANS      TOTAL     BALANCE        WAC      TERM    FICO     LTV
-------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                       $217,755          5       0.04      $43,551       5.711     359      676    43.0
$50,000.01 - $100,000.00               $3,202,246         37       0.65      $86,547       5.421     358      726    73.2
$100,000.01 - $150,000.00             $10,356,722         81       2.11     $127,861       5.496     359      720    75.4
$150,000.01 - $200,000.00             $12,242,521         70       2.50     $174,893       5.706     359      715    76.6
$200,000.01 - $250,000.00             $13,894,327         62       2.84     $224,102       5.598     359      722    75.1
$250,000.01 - $300,000.00             $18,012,744         65       3.68     $277,119       5.446     358      713    76.6
$300,000.01 - $350,000.00             $15,565,930         48       3.18     $324,290       5.452     358      719    76.1
$350,000.01 - $400,000.00             $67,606,557        177      13.79     $381,958       5.638     359      718    78.5
$400,000.01 - $450,000.00             $49,815,620        117      10.16     $425,775       5.680     359      723    77.9
$450,000.01 - $500,000.00             $48,370,290        101       9.87     $478,914       5.640     359      720    78.1
$500,000.01 - $550,000.00             $35,596,019         68       7.26     $523,471       5.629     359      722    77.6
$550,000.01 - $600,000.00             $27,848,256         48       5.68     $580,172       5.492     359      722    76.3
$600,000.01 - $650,000.00             $34,798,802         55       7.10     $632,705       5.544     359      727    76.9
$650,000.01 - $700,000.00             $11,477,621         17       2.34     $675,154       5.347     360      741    77.9
$700,000.01 - $750,000.00             $13,020,271         18       2.66     $723,348       5.418     359      728    78.0
$750,000.01 - $1,000,000.00           $71,843,149         79      14.66     $909,407       5.493     359      735    73.7
$1,000,000.01 - $1,500,000.00         $41,676,823         30       8.50   $1,389,227       5.760     359      727    70.0
$1,500,000.01 - $2,000,000.00         $14,544,350          8       2.97   $1,818,044       5.467     359      739    65.5
-------------------------------------------------------------------------------------------------------------------------
                                     $490,090,001      1,086     100.00     $451,280       5.582     359      724    75.8
-------------------------------------------------------------------------------------------------------------------------




==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED] Countrywide                    Computational Materials for
-------------------------------------
       SECURITIES CORPORATION                      CWMBS 2005-HYB3 - Aggregate
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                         $490,090,001 ARM Rate Mortgage Loans
-------------------------------------------------------------------------------------------------------------------------
                                                              Range of Original Balance
-------------------------------------------------------------------------------------------------------------------------
                                         CURRENT       # OF      % OF       AVERAGE       GROSS     REMG.           ORIG
DESCRIPTION                              BALANCE       LOANS    TOTAL       BALANCE        WAC      TERM    FICO     LTV
-------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                       $217,755          5     0.04        $43,551       5.711     359      676    43.0
$50,000.01 - $100,000.00               $3,108,822         36     0.63        $86,356       5.456     358      724    72.7
$100,000.01 - $150,000.00             $10,356,722         81     2.11       $127,861       5.496     359      720    75.4
$150,000.01 - $200,000.00             $12,335,945         71     2.52       $173,746       5.695     359      716    76.7
$200,000.01 - $250,000.00             $13,894,327         62     2.84       $224,102       5.598     359      722    75.1
$250,000.01 - $300,000.00             $18,012,744         65     3.68       $277,119       5.446     358      713    76.6
$300,000.01 - $350,000.00             $15,219,047         47     3.11       $323,810       5.425     358      718    76.0
$350,000.01 - $400,000.00             $67,953,440        178    13.87       $381,761       5.643     359      718    78.6
$400,000.01 - $450,000.00             $49,815,620        117    10.16       $425,775       5.680     359      723    77.9
$450,000.01 - $500,000.00             $47,871,490        100     9.77       $478,715       5.651     359      720    78.1
$500,000.01 - $550,000.00             $35,558,809         68     7.26       $522,924       5.602     359      721    77.6
$550,000.01 - $600,000.00             $28,384,266         49     5.79       $579,271       5.511     359      722    76.4
$600,000.01 - $650,000.00             $34,152,258         54     6.97       $632,449       5.540     359      727    76.6
$650,000.01 - $700,000.00             $12,124,165         18     2.47       $673,565       5.368     358      741    78.5
$700,000.01 - $750,000.00             $13,020,271         18     2.66       $723,348       5.418     359      728    78.0
$750,000.01 - $1,000,000.00           $71,843,149         79    14.66       $909,407       5.493     359      735    73.7
$1,000,000.01 - $1,500,000.00         $41,676,823         30     8.50     $1,389,227       5.760     359      727    70.0
$1,500,000.01 - $2,000,000.00         $14,544,350          8     2.97     $1,818,044       5.467     359      739    65.5
-------------------------------------------------------------------------------------------------------------------------
                                     $490,090,001      1,086   100.00       $451,280       5.582     359      724    75.8
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                        State
-------------------------------------------------------------------------------------------------------------------------
                                         CURRENT       # OF      % OF       AVERAGE       GROSS     REMG.           ORIG
DESCRIPTION                              BALANCE       LOANS    TOTAL       BALANCE        WAC      TERM    FICO     LTV
-------------------------------------------------------------------------------------------------------------------------
Alabama                                $3,018,165          8     0.62       $377,271       5.185     359      732    69.2
Arizona                                $9,638,237         38     1.97       $253,638       5.656     359      731    79.5
California                           $348,201,264        637    71.05       $546,627       5.572     359      725    75.6
Colorado                               $5,004,617         18     1.02       $278,034       5.302     359      710    75.3
Connecticut                            $1,185,755          4     0.24       $296,439       5.797     357      650    75.8
Delaware                                 $531,200          1     0.11       $531,200       6.000     360      784    80.0
Florida                               $23,012,128         60     4.70       $383,535       5.850     359      731    78.4
Georgia                                $6,468,627         25     1.32       $258,745       5.563     358      713    76.8
Hawaii                                 $4,766,567          8     0.97       $595,821       5.431     359      756    67.5
Idaho                                  $1,421,480          6     0.29       $236,913       6.067     359      694    77.0
Illinois                               $5,057,070         24     1.03       $210,711       5.500     358      708    77.6
Indiana                                  $515,659          3     0.11       $171,886       5.273     358      749    75.4
Kansas                                   $352,522          4     0.07        $88,130       5.558     359      738    59.0
Kentucky                                 $850,399          5     0.17       $170,080       5.729     343      661    81.1
Louisiana                                $118,000          1     0.02       $118,000       5.250     360      810    78.7
Massachusetts                          $3,053,962          6     0.62       $508,994       5.802     359      737    78.8
Maryland                               $7,656,565         22     1.56       $348,026       5.478     359      711    77.9



==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED] Countrywide                    Computational Materials for
-------------------------------------
       SECURITIES CORPORATION                      CWMBS 2005-HYB3 - Aggregate
A Countrywide Capital Markets Company
------------------------------------------------------------------------------




                                                      $490,090,001 ARM Rate Mortgage Loans
-------------------------------------------------------------------------------------------------------------------------
                                                                       State
-------------------------------------------------------------------------------------------------------------------------
                                      CURRENT          # OF     % OF        AVERAGE       GROSS     REMG.           ORIG
DESCRIPTION                           BALANCE          LOANS    TOTAL       BALANCE        WAC      TERM    FICO     LTV
-------------------------------------------------------------------------------------------------------------------------
Maine                                  $694,800            2     0.14      $347,400        5.887     360      778    77.0
Michigan                             $1,682,259            9     0.34      $186,918        5.694     352      705    76.2
Minnesota                            $4,652,089           13     0.95      $357,853        5.476     358      746    68.3
Missouri                             $1,322,680            4     0.27      $330,670        4.899     359      691    80.0
Montana                                $186,800            1     0.04      $186,800        5.875     360      685    26.2
North Carolina                       $2,276,989           12     0.46      $189,749        5.155     359      701    77.2
New Hampshire                        $1,115,772            4     0.23      $278,943        5.822     360      749    87.8
New Jersey                           $8,278,328           23     1.69      $359,927        5.439     359      731    74.0
New Mexico                             $174,390            2     0.04       $87,195        5.504     359      718    78.3
Nevada                              $13,670,940           38     2.79      $359,762        5.718     359      723    77.1
New York                             $5,239,294           11     1.07      $476,299        5.809     355      729    77.9
Ohio                                 $1,246,811            5     0.25      $249,362        5.501     359      740    79.2
Oklahoma                               $137,196            1     0.03      $137,196        6.875     360      728    80.0
Oregon                               $1,627,048            5     0.33      $325,410        5.319     358      708    79.5
Pennsylvania                         $1,953,750            5     0.40      $390,750        5.500     360      723    72.2
Rhode Island                           $380,000            1     0.08      $380,000        5.000     360      673    80.0
South Carolina                       $1,480,536            7     0.30      $211,505        5.169     358      725    78.1
Tennessee                              $672,220            5     0.14      $134,444        5.107     358      721    80.6
Texas                                $2,127,239           10     0.43      $212,724        5.408     359      705    78.3
Utah                                 $1,889,800            3     0.39      $629,933        6.401     358      657    62.3
Virginia                             $9,628,122           26     1.96      $370,312        5.933     359      710    78.9
Washington                           $7,675,222           23     1.57      $333,705        5.107     358      725    77.2
Wisconsin                              $648,787            3     0.13      $216,262        5.586     360      704    75.7
West Virginia                          $371,714            2     0.08      $185,857        4.832     359      735    64.4
Wyoming                                $105,000            1     0.02      $105,000        5.625     360      809    17.8
-------------------------------------------------------------------------------------------------------------------------
                                   $490,090,001        1,086   100.00      $451,280        5.582     359      724    75.8
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                   Loan-to-Value Ratios
-------------------------------------------------------------------------------------------------------------------------
                                      CURRENT          # OF     % OF        AVERAGE       GROSS     REMG.           ORIG
DESCRIPTION                           BALANCE          LOANS    TOTAL       BALANCE        WAC      TERM    FICO     LTV
-------------------------------------------------------------------------------------------------------------------------

0.01 - 50.00                        $13,503,450           32     2.76      $421,983        5.352     358      737    44.0
50.01 - 55.00                        $6,753,763           13     1.38      $519,520        5.118     358      731    53.0
55.01 - 60.00                       $15,792,878           21     3.22      $752,042        5.640     359      721    58.4
60.01 - 65.00                       $24,904,026           39     5.08      $638,565        5.495     359      731    63.4
65.01 - 70.00                       $27,361,002           59     5.58      $463,746        5.471     359      712    68.8
70.01 - 75.00                       $50,163,302          100    10.24      $501,633        5.542     359      712    73.7
75.01 - 80.00                      $340,989,292          782    69.58      $436,048        5.610     359      726    79.7
80.01 - 85.00                          $470,149            3     0.10      $156,716        6.091     359      670    84.1
85.01 - 90.00                        $6,128,927           23     1.25      $266,475        5.807     355      720    89.3
90.01 - 95.00                        $4,023,211           14     0.82      $287,372        5.859     359      719    94.2




==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED] Countrywide                    Computational Materials for
-------------------------------------
       SECURITIES CORPORATION                      CWMBS 2005-HYB3 - Aggregate
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                      $490,090,001 ARM Rate Mortgage Loans
-------------------------------------------------------------------------------------------------------------------------
                                                                     Loan-to-Value Ratios
-------------------------------------------------------------------------------------------------------------------------
                                      CURRENT          # OF     % OF       AVERAGE        GROSS     REMG.           ORIG
DESCRIPTION                           BALANCE          LOANS    TOTAL      BALANCE         WAC       TERM   FICO     LTV
-------------------------------------------------------------------------------------------------------------------------
                                   $490,090,001        1,086   100.00      $451,280       5.582       359     724    75.8
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                              Current Gross Coupon
-------------------------------------------------------------------------------------------------------------------------
                                      CURRENT          # OF     % OF       AVERAGE        GROSS     REMG.           ORIG
DESCRIPTION                           BALANCE          LOANS    TOTAL      BALANCE         WAC       TERM   FICO     LTV
-------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                       $12,456,854           48     2.54      $259,518       4.355       357     731    72.5
4.501 - 5.000                       $97,617,147          203    19.92      $480,873       4.874       359     737    74.1
5.001 - 5.500                      $145,962,747          302    29.78      $483,320       5.334       359     731    75.8
5.501 - 6.000                      $135,340,668          315    27.62      $429,653       5.793       359     720    76.4
6.001 - 6.500                       $64,433,594          139    13.15      $463,551       6.303       359     709    77.9
6.501 - 7.000                       $25,143,851           60     5.13      $419,064       6.728       358     697    76.7
7.001 - 7.500                        $8,358,675           17     1.71      $491,687       7.367       360     719    74.7
7.501 - 8.000                          $776,464            2     0.16      $388,232       7.688       360     710    87.5
-------------------------------------------------------------------------------------------------------------------------
                                   $490,090,001        1,086   100.00      $451,280       5.582       359     724    75.8
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                       Property Type
-------------------------------------------------------------------------------------------------------------------------
                                      CURRENT          # OF     % OF       AVERAGE        GROSS     REMG.           ORIG
DESCRIPTION                           BALANCE          LOANS    TOTAL      BALANCE         WAC       TERM   FICO     LTV
-------------------------------------------------------------------------------------------------------------------------
SFR                                $273,219,535          589    55.75      $463,870       5.637       359     724    75.4
PUD                                $139,345,558          297    28.43      $469,177       5.498       359     725    76.1
CND                                 $63,323,932          164    12.92      $386,122       5.451       359     723    77.0
CNDP                                 $7,217,216           16     1.47      $451,076       5.819       356     744    77.4
2-4U                                 $6,983,760           20     1.42      $349,188       6.014       359     739    76.8
-------------------------------------------------------------------------------------------------------------------------
                                   $490,090,001        1,086   100.00      $451,280       5.582       359     724    75.8
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                       Purpose
-------------------------------------------------------------------------------------------------------------------------
                                      CURRENT          # OF     % OF       AVERAGE        GROSS     REMG.           ORIG
DESCRIPTION                           BALANCE          LOANS    TOTAL      BALANCE         WAC       TERM   FICO     LTV

PUR                                $373,373,900          785    76.18      $475,636       5.584       359     730    77.7
RCO                                 $62,682,035          166    12.79      $377,603       5.724       359     694    70.4
RNC                                 $54,034,066          135    11.03      $400,252       5.401       358     720    69.6

                                   $490,090,001        1,086   100.00      $451,280       5.582       359     724    75.8


-------------------------------------------------------------------------------------------------------------------------
                                                                       Occupancy
-------------------------------------------------------------------------------------------------------------------------
                                      CURRENT          # OF     % OF       AVERAGE        GROSS     REMG.           ORIG
DESCRIPTION                           BALANCE          LOANS    TOTAL      BALANCE         WAC       TERM   FICO     LTV
-------------------------------------------------------------------------------------------------------------------------



==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED] Countrywide                    Computational Materials for
-------------------------------------
       SECURITIES CORPORATION                      CWMBS 2005-HYB3 - Aggregate
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                      $490,090,001 ARM Rate Mortgage Loans
-------------------------------------------------------------------------------------------------------------------------
                                                                        Occupancy
-------------------------------------------------------------------------------------------------------------------------
                                      CURRENT          # OF      % OF       AVERAGE       GROSS     REMG.           ORIG
DESCRIPTION                           BALANCE          LOANS    TOTAL       BALANCE        WAC      TERM    FICO     LTV
-------------------------------------------------------------------------------------------------------------------------
OO                                 $449,079,492          961    91.63       $467,304      5.565      359     724    75.8
2H                                  $27,371,609           65     5.59       $421,102      5.454      359     741    76.4
INV                                 $13,638,900           60     2.78       $227,315      6.380      359     715    75.5
-------------------------------------------------------------------------------------------------------------------------
                                   $490,090,001        1,086   100.00       $451,280      5.582      359     724    75.8
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                     Months Remaining to Scheduled Maturity
-------------------------------------------------------------------------------------------------------------------------
                                      CURRENT          # OF      % OF       AVERAGE       GROSS     REMG.           ORIG
DESCRIPTION                           BALANCE          LOANS    TOTAL       BALANCE        WAC      TERM    FICO     LTV
-------------------------------------------------------------------------------------------------------------------------
360                                $244,643,543          535    49.92       $457,278      5.706      360     725    76.4
359                                $132,105,917          303    26.96       $435,993      5.460      359     724    76.6
358                                 $47,756,408           87     9.74       $548,924      5.589      358     727    74.3
357                                 $37,249,439           90     7.60       $413,883      5.340      357     731    74.1
356                                 $15,723,128           38     3.21       $413,767      5.432      356     706    74.6
355                                  $5,907,058           12     1.21       $492,255      5.323      355     709    70.4
354                                  $3,059,073           12     0.62       $254,923      4.835      354     709    70.8
353                                    $589,045            2     0.12       $294,522      5.401      353     658    80.0
348                                  $1,082,500            2     0.22       $541,250      4.788      348     742    45.9
346                                     $93,424            1     0.02        $93,424      4.250      346     793    89.3
323                                    $993,427            2     0.20       $496,713      6.056      323     755    86.5
322                                    $536,010            1     0.11       $536,010      6.500      322     751    80.0
321                                    $351,029            1     0.07       $351,029      6.625      321     628    76.8
-------------------------------------------------------------------------------------------------------------------------
                                   $490,090,001        1,086   100.00       $451,280      5.582      359     724    75.8
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                        Document Type
-------------------------------------------------------------------------------------------------------------------------
                                      CURRENT          # OF      % OF       AVERAGE       GROSS     REMG.           ORIG
DESCRIPTION                           BALANCE          LOANS    TOTAL       BALANCE        WAC      TERM    FICO     LTV
-------------------------------------------------------------------------------------------------------------------------
PREFERRED                          $164,622,971          314    33.59       $524,277      5.277      359     748    76.5
REDUCED                            $151,864,430          310    30.99       $489,885      5.982      359     718    76.1
FULL/ALT                           $147,542,449          389    30.11       $379,287      5.430      358     706    75.2
NINA                                $15,716,864           40     3.21       $392,922      6.088      359     722    73.2
NO RATIO                             $9,858,487           32     2.01       $308,078      5.938      359     705    75.4
SISA                                   $484,800            1     0.10       $484,800      6.000      360     804    80.0
-------------------------------------------------------------------------------------------------------------------------
                                   $490,090,001        1,086   100.00       $451,280      5.582      359     724    75.8
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                        Range of FICO
-------------------------------------------------------------------------------------------------------------------------
                                      CURRENT          # OF      % OF       AVERAGE       GROSS     REMG.           ORIG
DESCRIPTION                           BALANCE          LOANS    TOTAL       BALANCE        WAC      TERM    FICO     LTV
-------------------------------------------------------------------------------------------------------------------------
601 - 620                            $1,479,500            2     0.30       $739,750      6.377      360     604    74.0
-------------------------------------------------------------------------------------------------------------------------



==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED] Countrywide                    Computational Materials for
-------------------------------------
       SECURITIES CORPORATION                      CWMBS 2005-HYB3 - Aggregate
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                       $490,090,001 ARM Rate Mortgage Loans
-------------------------------------------------------------------------------------------------------------------------
                                                                        Range of FICO
-------------------------------------------------------------------------------------------------------------------------
                                       CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.          ORIG
DESCRIPTION                            BALANCE         LOANS    TOTAL       BALANCE        WAC       TERM   FICO     LTV
-------------------------------------------------------------------------------------------------------------------------
621 - 640                            $14,770,835          37     3.01       $399,212      6.018       358    631    69.8
641 - 660                            $25,536,999          63     5.21       $405,349      5.736       359    651    74.5
661 - 680                            $40,660,610          97     8.30       $419,182      5.669       359    671    77.1
681 - 700                            $53,455,557         138    10.91       $387,359      5.708       359    692    76.3
701 - 720                            $75,994,420         171    15.51       $444,412      5.678       359    710    77.3
721 - 740                            $86,467,972         178    17.64       $485,775      5.573       359    730    76.0
741 - 760                            $80,705,067         175    16.47       $461,172      5.504       358    750    76.9
761 - 780                            $72,956,191         145    14.89       $503,146      5.389       359    770    74.7
781 - 800                            $32,003,578          67     6.53       $477,665      5.359       359    788    74.8
801 - 820                             $6,059,271          13     1.24       $466,098      5.395       359    809    70.7
-------------------------------------------------------------------------------------------------------------------------
                                    $490,090,001       1,086   100.00       $451,280      5.582       359    724    75.8
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                              Prepayment Penalty Months
-------------------------------------------------------------------------------------------------------------------------
                                       CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.          ORIG
DESCRIPTION                            BALANCE         LOANS    TOTAL       BALANCE        WAC       TERM   FICO     LTV
0                                   $479,521,892       1,047    97.84       $457,996      5.576       359    725    75.8
6                                       $920,000           1     0.19       $920,000      5.750       359    714    80.0
12                                      $478,400           2     0.10       $239,200      6.250       359    728    80.0
36                                    $9,169,709          36     1.87       $254,714      5.821       360    715    78.8
-------------------------------------------------------------------------------------------------------------------------
                                    $490,090,001       1,086   100.00       $451,280      5.582       359    724    75.8
-------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  (Excludes 1046
                                                                                                                   80% or less LTV
                                                              80% LTV/PMI Analysis                                 Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.          ORIG
DESCRIPTION                            BALANCE         LOANS    TOTAL       BALANCE        WAC       TERM   FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
> 80% LTV, with MI                   $10,622,288          40   100.00       $265,557      5.839       356    717    90.9
-----------------------------------------------------------------------------------------------------------------------------------
                                     $10,622,288          40   100.00       $265,557      5.839       356    717    90.9
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                        Months to Roll
------------------------------------------------------------------------------------------------------------------------
                                       CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.          ORIG
DESCRIPTION                            BALANCE         LOANS    TOTAL       BALANCE        WAC       TERM   FICO     LTV
------------------------------------------------------------------------------------------------------------------------
22                                       $93,424           1     0.02        $93,424      4.250       346    793    89.3
29                                      $122,384           1     0.02       $122,384      5.500       353    717    80.0
30                                      $120,000           1     0.02       $120,000      5.750       354    652    77.4
31                                    $1,435,229           3     0.29       $478,410      4.988       355    696    77.5
32                                    $3,260,271          12     0.67       $271,689      5.500       356    690    78.0
33                                    $2,134,093           6     0.44       $355,682      4.980       357    744    74.4
34                                    $6,367,813          12     1.30       $530,651      5.226       358    710    76.0
35                                   $45,456,097         104     9.28       $437,078      5.247       359    733    78.0
36                                   $42,484,368         106     8.67       $400,796      5.502       360    735    77.5



==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED] Countrywide                    Computational Materials for
-------------------------------------
       SECURITIES CORPORATION                      CWMBS 2005-HYB3 - Aggregate
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                      $490,090,001 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------
                                                                        Months to Roll
------------------------------------------------------------------------------------------------------------------------
                                      CURRENT          # OF      % OF        AVERAGE       GROSS    REMG.           ORIG
DESCRIPTION                           BALANCE          LOANS    TOTAL        BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------------------
45                                     $351,029            1     0.07       $351,029        6.625    321     628    76.8
46                                     $536,010            1     0.11       $536,010        6.500    322     751    80.0
47                                     $993,427            2     0.20       $496,713        6.056    323     755    86.5
54                                   $2,278,383            8     0.46       $284,798        4.481    354     717    67.4
55                                   $2,505,349            6     0.51       $417,558        5.176    355     716    68.9
56                                   $7,084,374           14     1.45       $506,027        5.067    356     713    78.1
57                                  $21,370,939           60     4.36       $356,182        5.133    357     723    75.2
58                                  $24,870,389           47     5.07       $529,157        5.616    358     714    72.4
59                                  $55,989,312          148    11.42       $378,306        5.591    359     714    76.9
60                                 $198,957,725          419    40.60       $474,839        5.750    360     723    76.1
72                                   $1,082,500            2     0.22       $541,250        4.788    348     742    45.9
77                                     $466,660            1     0.10       $466,660        5.375    353     643    80.0
78                                     $660,690            3     0.13       $220,230        5.890    354     692    81.2
79                                   $1,966,480            3     0.40       $655,493        5.754    355     711    67.3
80                                   $5,378,483           12     1.10       $448,207        5.873    356     706    67.9
81                                  $13,744,408           24     2.80       $572,684        5.717    357     741    72.3
82                                  $16,518,206           28     3.37       $589,936        5.689    358     753    76.4
83                                  $30,660,508           51     6.26       $601,186        5.538    359     730    73.9
84                                   $3,201,450           10     0.65       $320,145        5.714    360     731    76.5
------------------------------------------------------------------------------------------------------------------------
                                   $490,090,001        1,086   100.00       $451,280        5.582    359     724    75.8
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                        Margin
------------------------------------------------------------------------------------------------------------------------
                                      CURRENT          # OF      % OF        AVERAGE       GROSS    REMG.           ORIG
DESCRIPTION                           BALANCE          LOANS    TOTAL        BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                          $262,874            1     0.05       $262,874        4.375    354     732    71.7
2.001 - 3.000                      $482,408,035        1,058    98.43       $455,962        5.577    359     725    75.8
3.001 - 4.000                        $7,419,092           27     1.51       $274,781        5.900    359     694    77.8
------------------------------------------------------------------------------------------------------------------------
                                   $490,090,001        1,086   100.00       $451,280        5.582    359     724    75.8
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                        Maximum Rates
------------------------------------------------------------------------------------------------------------------------
                                      CURRENT          # OF      % OF        AVERAGE       GROSS    REMG.           ORIG
DESCRIPTION                           BALANCE          LOANS    TOTAL        BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                      $74,717,887          179    15.25       $417,418        4.792    359     736    72.5
10.001 - 11.000                    $257,125,632          535    52.46       $480,609        5.470    359     727    75.8
11.001 - 12.000                    $139,123,401          321    28.39       $433,406        6.037    359     714    77.5
12.001 - 13.000                     $19,123,081           51     3.90       $374,962        6.856    360     718    76.9
------------------------------------------------------------------------------------------------------------------------
                                   $490,090,001        1,086   100.00       $451,280        5.582    359     724    75.8
------------------------------------------------------------------------------------------------------------------------





==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED] Countrywide                    Computational Materials for
-------------------------------------
       SECURITIES CORPORATION                      CWMBS 2005-HYB3 - Aggregate
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                      $490,090,001 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------
                                                              Next Interest Adjustment Date
------------------------------------------------------------------------------------------------------------------------
                                      CURRENT          # OF      % OF       AVERAGE       GROSS     REMG.           ORIG
DESCRIPTION                           BALANCE          LOANS    TOTAL       BALANCE        WAC      TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------------------
02/07                                   $93,424            1     0.02        $93,424      4.250      346     793    89.3
09/07                                  $122,384            1     0.02       $122,384      5.500      353     717    80.0
10/07                                  $120,000            1     0.02       $120,000      5.750      354     652    77.4
11/07                                $1,435,229            3     0.29       $478,410      4.988      355     696    77.5
12/07                                $3,260,271           12     0.67       $271,689      5.500      356     690    78.0
01/08                                $2,134,093            6     0.44       $355,682      4.980      357     744    74.4
02/08                                $6,367,813           12     1.30       $530,651      5.226      358     710    76.0
03/08                               $45,456,097          104     9.28       $437,078      5.247      359     733    78.0
04/08                               $42,484,368          106     8.67       $400,796      5.502      360     735    77.5
01/09                                  $351,029            1     0.07       $351,029      6.625      321     628    76.8
02/09                                  $536,010            1     0.11       $536,010      6.500      322     751    80.0
03/09                                  $993,427            2     0.20       $496,713      6.056      323     755    86.5
10/09                                $2,278,383            8     0.46       $284,798      4.481      354     717    67.4
11/09                                $2,505,349            6     0.51       $417,558      5.176      355     716    68.9
12/09                                $7,084,374           14     1.45       $506,027      5.067      356     713    78.1
01/10                               $21,370,939           60     4.36       $356,182      5.133      357     723    75.2
02/10                               $24,870,389           47     5.07       $529,157      5.616      358     714    72.4
03/10                               $55,989,312          148    11.42       $378,306      5.591      359     714    76.9
04/10                              $198,486,725          418    40.50       $474,849      5.752      360     723    76.2
05/10                                  $471,000            1     0.10       $471,000      5.000      360     652    52.3
04/11                                $1,082,500            2     0.22       $541,250      4.788      348     742    45.9
09/11                                  $466,660            1     0.10       $466,660      5.375      353     643    80.0
10/11                                  $660,690            3     0.13       $220,230      5.890      354     692    81.2
11/11                                $1,966,480            3     0.40       $655,493      5.754      355     711    67.3
12/11                                $5,378,483           12     1.10       $448,207      5.873      356     706    67.9
01/12                               $13,744,408           24     2.80       $572,684      5.717      357     741    72.3
02/12                               $16,518,206           28     3.37       $589,936      5.689      358     753    76.4
03/12                               $30,660,508           51     6.26       $601,186      5.538      359     730    73.9
04/12                                $3,201,450           10     0.65       $320,145      5.714      360     731    76.5
------------------------------------------------------------------------------------------------------------------------
                                   $490,090,001        1,086   100.00       $451,280      5.582      359     724    75.8
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                        Initial Fixed Period
------------------------------------------------------------------------------------------------------------------------
                                      CURRENT          # OF      % OF       AVERAGE       GROSS     REMG.           ORIG
DESCRIPTION                           BALANCE          LOANS    TOTAL       BALANCE        WAC      TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------------------
36                                 $101,473,679          246    20.71       $412,495      5.351      359     730    77.6
60                                 $313,056,471          702    63.88       $445,949      5.639      359     720    75.8
84                                  $75,559,851          138    15.42       $547,535      5.650      357     734    73.6
------------------------------------------------------------------------------------------------------------------------
                                   $490,090,001        1,086   100.00       $451,280      5.582      359     724    75.8


------------------------------------------------------------------------------------------------------------------------
                                                                        Floor Rate
------------------------------------------------------------------------------------------------------------------------
                                      CURRENT          # OF      % OF       AVERAGE       GROSS     REMG.           ORIG
DESCRIPTION                           BALANCE          LOANS    TOTAL       BALANCE        WAC      TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                          $262,874            1     0.05       $262,874      4.375      354     732    71.7
------------------------------------------------------------------------------------------------------------------------




==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED] Countrywide                    Computational Materials for
-------------------------------------
       SECURITIES CORPORATION                      CWMBS 2005-HYB3 - Aggregate
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                      $490,090,001 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------
                                                                        Floor Rate
------------------------------------------------------------------------------------------------------------------------
                                      CURRENT          # OF      % OF       AVERAGE       GROSS     REMG.           ORIG
DESCRIPTION                           BALANCE          LOANS    TOTAL       BALANCE        WAC      TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                      $482,408,035        1,058    98.43       $455,962      5.577      359     725    75.8
3.001 - 4.000                        $7,419,092           27     1.51       $274,781      5.900      359     694    77.8
------------------------------------------------------------------------------------------------------------------------
                                   $490,090,001        1,086   100.00       $451,280      5.582      359     724    75.8
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                        Initial Cap
------------------------------------------------------------------------------------------------------------------------
                                      CURRENT          # OF      % OF       AVERAGE       GROSS     REMG.           ORIG
DESCRIPTION                           BALANCE          LOANS    TOTAL       BALANCE        WAC      TERM    FICO     LTV
2.000                               $79,566,060          175    16.23       $454,663      5.190      359     731    77.7
5.000                              $385,212,047          828    78.60       $465,232      5.638      359     723    75.4
6.000                               $25,311,894           83     5.16       $304,963      5.956      360     730    76.6
------------------------------------------------------------------------------------------------------------------------
                                   $490,090,001        1,086   100.00       $451,280      5.582      359     724    75.8
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                        Subsequent Cap
------------------------------------------------------------------------------------------------------------------------
                                      CURRENT          # OF      % OF       AVERAGE       GROSS     REMG.           ORIG
DESCRIPTION                           BALANCE          LOANS    TOTAL       BALANCE        WAC      TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------------------
1.000                                   $84,000            1     0.02        $84,000      5.250      354     758    80.0
2.000                              $490,006,001        1,085    99.98       $451,618      5.582      359     724    75.8
------------------------------------------------------------------------------------------------------------------------
                                   $490,090,001        1,086   100.00       $451,280      5.582      359     724    75.8
------------------------------------------------------------------------------------------------------------------------




==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED] Countrywide                    Computational Materials for
-------------------------------------
       SECURITIES CORPORATION                       CWMBS 2005-HYB3 - Group I
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                                            $101,473,679  ARM Rate Mortgage Loans


Summary of Loans in Statistical Calculation Pool                                                Range
(As of Calculation Date)                                                                        -----


Total Number of Loans                                                  246
Total Outstanding Balance                                     $101,473,679
Average Loan Balance                                              $412,495                $38,305 to $1,885,000
WA Mortgage Rate                                                    5.351%                 4.250% to 6.750%
WA Mortgage Rate Net LPMI                                           5.351%                 4.250% to 6.750%
Net WAC                                                             5.092%                 3.866% to 6.491%
ARM Characteristics
             WA Gross Margin                                        2.298%                 2.250% to 3.250%
             WA Months to First Roll                                    35                     22 to 36
             WA First Periodic Cap                                  2.864%                 2.000% to 6.000%
             WA Subsequent Periodic Cap                             2.000%                 2.000% to 2.000%
             WA Lifetime Cap                                       11.351%                10.250% to 12.750%
             WA Lifetime Floor                                      2.298%                 2.250% to 3.250%
WA Original Term (months)                                              360                    360 to 360
WA Remaining Term (months)                                             359                    346 to 360
WA Age (months)                                                          1                      0 to 14
WA LTV                                                              77.61%                 17.80% to 95.00%
WA FICO                                                                730

Secured by (% of pool)                      1st Liens              100.00%
                                            2nd Liens                0.00%
Prepayment Penalty at Loan Orig (% of all loans)                     8.26%
Prepay Moves Exempted                       Soft                     7.19%
                                            Hard                     1.07%
                                            No Prepay               91.74%
                                            Unknown                  0.00%
Percent of IO                                                       92.54%

      Top 5 States          Top 5 Prop               Doc Types         Purpose Codes       Occ Codes           Orig PP Term
      ------------           ----------              ---------         -------------       ---------           ------------
 CA            58.41%    SFR         59.33%   PREFER        45.80%  PUR        72.77%   OO         84.43%  0            91.74%
 FL            10.56%    PUD         26.45%   FULL/AL       27.70%  RCO        17.24%   2H         11.44%  12            0.18%
 NV             4.72%    CND         12.96%   REDUCE        20.05%  RNC         9.99%   INV         4.13%  36            8.08%
 NJ             4.54%    2-4U        0.70%    NO RATI        4.94%
 VA             3.69%    CNDP        0.56%    NINA           1.05%
                                              SISA           0.48%



==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED] Countrywide                    Computational Materials for
-------------------------------------
       SECURITIES CORPORATION                       CWMBS 2005-HYB3 - Group I
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                                                                $101,473,679 ARM Rate Mortgage Loans
--------------------------------------------------------------------------------------------------------------------------
                                                                        Description
--------------------------------------------------------------------------------------------------------------------------
                                         CURRENT       # OF      % OF       AVERAGE       GROSS     REMG.            ORIG
DESCRIPTION                              BALANCE       LOANS    TOTAL       BALANCE        WAC      TERM    FICO     LTV
--------------------------------------------------------------------------------------------------------------------------
3/27 LIB6M                               $594,800        2       0.59        $297,400      5.559      360    733     80.0
3/27 LIB6M - IO                       $21,312,819       69      21.00        $308,881      5.950      360    729     77.0
3/1 LIB12M                             $6,977,952       18       6.88        $387,664      5.058      359    746     76.6
3/1 LIB12M - IO                       $72,588,108      157      71.53        $462,345      5.202      359    729     77.9
--------------------------------------------------------------------------------------------------------------------------
                                     $101,473,679      246     100.00        $412,495      5.351      359    730     77.6
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                              Range of Current Balance
--------------------------------------------------------------------------------------------------------------------------
                                         CURRENT       # OF      % OF       AVERAGE       GROSS     REMG.            ORIG
DESCRIPTION                              BALANCE       LOANS    TOTAL       BALANCE        WAC      TERM    FICO     LTV
--------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                        $38,305        1       0.04         $38,305      4.750      356    640     19.1
$50,000.01 - $100,000.00                 $461,889        6       0.46         $76,982      5.476      355    731     81.6
$100,000.01 - $150,000.00              $3,148,105       25       3.10        $125,924      5.679      359    715     76.7
$150,000.01 - $200,000.00              $3,571,339       20       3.52        $178,567      5.829      359    706     81.3
$200,000.01 - $250,000.00              $4,235,166       19       4.17        $222,903      5.746      359    718     77.2
$250,000.01 - $300,000.00              $5,155,300       18       5.08        $286,406      5.795      359    700     79.7
$300,000.01 - $350,000.00              $4,289,732       13       4.23        $329,979      5.657      359    714     80.7
$350,000.01 - $400,000.00             $15,695,338       41      15.47        $382,813      5.223      359    721     78.3
$400,000.01 - $450,000.00              $7,643,642       18       7.53        $424,647      5.445      359    728     78.0
$450,000.01 - $500,000.00              $9,176,341       19       9.04        $482,965      5.152      359    743     79.0
$500,000.01 - $550,000.00              $4,227,800        8       4.17        $528,475      5.484      359    728     80.0
$550,000.01 - $600,000.00              $4,625,764        8       4.56        $578,220      5.166      359    719     79.3
$600,000.01 - $650,000.00             $12,016,232       19      11.84        $632,433      5.200      359    737     75.2
$650,000.01 - $700,000.00              $3,331,250        5       3.28        $666,250      4.973      359    756     78.1
$700,000.01 - $750,000.00              $3,598,398        5       3.55        $719,680      4.980      359    723     78.2
$750,000.01 - $1,000,000.00           $17,174,077       19      16.92        $903,899      5.312      359    749     77.2
$1,000,000.01 - $1,500,000.00          $1,200,000        1       1.18      $1,200,000      4.750      360    774     60.0
$1,500,000.01 - $2,000,000.00          $1,885,000        1       1.86      $1,885,000      6.000      359    739     65.0
--------------------------------------------------------------------------------------------------------------------------
                                     $101,473,679      246     100.00        $412,495      5.351      359    730     77.6
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                              Range of Original Balance
--------------------------------------------------------------------------------------------------------------------------
                                         CURRENT       # OF      % OF       AVERAGE       GROSS     REMG.            ORIG
DESCRIPTION                              BALANCE       LOANS    TOTAL       BALANCE        WAC      TERM    FICO     LTV
--------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                        $38,305        1       0.04         $38,305      4.750      356    640     19.1
$50,000.01 - $100,000.00                 $368,465        5       0.36         $73,693      5.787      358    715     79.7
$100,000.01 - $150,000.00              $3,148,105       25       3.10        $125,924      5.679      359    715     76.7
$150,000.01 - $200,000.00              $3,664,763       21       3.61        $174,513      5.788      359    708     81.5
$200,000.01 - $250,000.00              $4,235,166       19       4.17        $222,903      5.746      359    718     77.2
$250,000.01 - $300,000.00              $5,155,300       18       5.08        $286,406      5.795      359    700     79.7
$300,000.01 - $350,000.00              $4,289,732       13       4.23        $329,979      5.657      359    714     80.7



==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED] Countrywide                    Computational Materials for
-------------------------------------
       SECURITIES CORPORATION                       CWMBS 2005-HYB3 - Group I
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                                                         $101,473,679 ARM Rate Mortgage Loans
--------------------------------------------------------------------------------------------------------------------------
                                                              Range of Original Balance
--------------------------------------------------------------------------------------------------------------------------
                                         CURRENT       # OF      % OF       AVERAGE       GROSS     REMG.            ORIG
DESCRIPTION                              BALANCE       LOANS    TOTAL       BALANCE        WAC      TERM    FICO     LTV
--------------------------------------------------------------------------------------------------------------------------
$350,000.01 - $400,000.00             $15,695,338       41      15.47        $382,813       5.223     359    721     78.3
$400,000.01 - $450,000.00              $7,643,642       18       7.53        $424,647       5.445     359    728     78.0
$450,000.01 - $500,000.00              $8,677,541       18       8.55        $482,086       5.182     359    744     78.9
$500,000.01 - $550,000.00              $4,726,600        9       4.66        $525,178       5.393     359    728     80.0
$550,000.01 - $600,000.00              $4,625,764        8       4.56        $578,220       5.166     359    719     79.3
$600,000.01 - $650,000.00             $12,016,232       19      11.84        $632,433       5.200     359    737     75.2
$650,000.01 - $700,000.00              $3,331,250        5       3.28        $666,250       4.973     359    756     78.1
$700,000.01 - $750,000.00              $3,598,398        5       3.55        $719,680       4.980     359    723     78.2
$750,000.01 - $1,000,000.00           $17,174,077       19      16.92        $903,899       5.312     359    749     77.2
$1,000,000.01 - $1,500,000.00          $1,200,000        1       1.18      $1,200,000       4.750     360    774     60.0
$1,500,000.01 - $2,000,000.00          $1,885,000        1       1.86      $1,885,000       6.000     359    739     65.0
--------------------------------------------------------------------------------------------------------------------------
                                     $101,473,679      246     100.00        $412,495       5.351     359    730     77.6
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                        State
--------------------------------------------------------------------------------------------------------------------------
                                         CURRENT       # OF      % OF       AVERAGE       GROSS     REMG.            ORIG
DESCRIPTION                              BALANCE       LOANS    TOTAL       BALANCE        WAC      TERM    FICO     LTV
--------------------------------------------------------------------------------------------------------------------------
Alabama                                  $291,000        2       0.29        $145,500       6.164     360    725     77.9
Arizona                                $1,603,916        9       1.58        $178,213       5.841     359    738     79.2
California                            $59,268,049      123      58.41        $481,854       5.305     359    732     78.4
Colorado                                 $548,000        1       0.54        $548,000       5.000     360    761     80.0
Connecticut                              $185,000        1       0.18        $185,000       5.625     360    643     75.5
Florida                               $10,713,038       25      10.56        $428,522       5.449     359    739     77.1
Georgia                                $1,926,850        9       1.90        $214,094       5.370     359    696     80.0
Hawaii                                 $1,281,200        2       1.26        $640,600       4.998     359    762     68.4
Idaho                                    $542,480        3       0.53        $180,827       6.177     360    685     77.4
Illinois                               $1,500,255        5       1.48        $300,051       5.453     357    712     85.4
Indiana                                  $153,600        1       0.15        $153,600       5.750     360    706     80.0
Massachusetts                            $880,000        1       0.87        $880,000       5.250     359    784     80.0
Maryland                               $1,178,183        4       1.16        $294,546       5.366     359    727     79.7
Maine                                    $484,800        1       0.48        $484,800       6.000     360    804     80.0
Michigan                                 $790,452        3       0.78        $263,484       5.292     359    683     75.9
Minnesota                              $1,328,905        3       1.31        $442,968       5.225     358    758     67.4
Missouri                               $1,012,000        2       1.00        $506,000       4.801     359    682     80.0
North Carolina                           $859,591        5       0.85        $171,918       5.225     358    716     76.2
New Hampshire                            $329,500        2       0.32        $164,750       6.076     360    717     89.1
New Jersey                             $4,606,700       12       4.54        $383,892       5.165     359    729     72.5
New Mexico                                $84,080        1       0.08         $84,080       5.375     360    760     80.0
Nevada                                 $4,793,267       10       4.72        $479,327       5.510     360    732     73.9
New York                                 $212,000        1       0.21        $212,000       6.000     359    623     80.0
Oregon                                   $454,400        2       0.45        $227,200       5.311     359    689     80.0



==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED] Countrywide                    Computational Materials for
-------------------------------------
       SECURITIES CORPORATION                       CWMBS 2005-HYB3 - Group I
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                                                                $101,473,679 ARM Rate Mortgage Loans
--------------------------------------------------------------------------------------------------------------------------
                                                                       State
--------------------------------------------------------------------------------------------------------------------------
                                         CURRENT       # OF     % OF        AVERAGE        GROSS     REMG.           ORIG
DESCRIPTION                              BALANCE       LOANS    TOTAL       BALANCE         WAC      TERM   FICO     LTV
--------------------------------------------------------------------------------------------------------------------------
Pennsylvania                            $780,000         2       0.77       $390,000        5.219      360   757     80.0
South Carolina                          $800,000         2       0.79       $400,000        5.400      358   713     80.0
Texas                                   $359,650         1       0.35       $359,650        5.875      360   653     79.9
Virginia                              $3,742,984        10       3.69       $374,298        5.647      359   710     76.6
Washington                              $603,992         1       0.60       $603,992        4.750      359   751     80.0
Wisconsin                                $54,787         1       0.05        $54,787        6.250      356   740     66.3
Wyoming                                 $105,000         1       0.10       $105,000        5.625      360   809     17.8
--------------------------------------------------------------------------------------------------------------------------
                                    $101,473,679       246     100.00       $412,495        5.351      359   730     77.6
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                       Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------------------------
                                         CURRENT       # OF     % OF        AVERAGE        GROSS     REMG.           ORIG
DESCRIPTION                              BALANCE       LOANS    TOTAL       BALANCE         WAC      TERM   FICO     LTV
--------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                            $779,305         4       0.77       $194,826        5.615      360   777     40.9
50.01 - 55.00                           $650,000         1       0.64       $650,000        5.000      358   726     52.0
55.01 - 60.00                         $1,850,000         2       1.82       $925,000        4.794      360   768     59.0
60.01 - 65.00                         $4,294,939         4       4.23     $1,073,735        5.673      359   746     64.4
65.01 - 70.00                         $2,101,087         7       2.07       $300,155        5.418      359   726     67.7
70.01 - 75.00                        $11,235,477        26      11.07       $432,134        5.299      359   722     73.6
75.01 - 80.00                        $77,519,290       188      76.39       $412,337        5.352      359   730     79.7
80.01 - 85.00                           $161,400         1       0.16       $161,400        5.875      360   715     85.0
85.01 - 90.00                         $1,621,229         8       1.60       $202,654        5.270      357   715     88.9
90.01 - 95.00                         $1,260,952         5       1.24       $252,190        5.427      359   698     92.5
--------------------------------------------------------------------------------------------------------------------------
                                    $101,473,679       246     100.00       $412,495        5.351      359   730     77.6
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                              Current Gross Coupon
--------------------------------------------------------------------------------------------------------------------------
                                         CURRENT       # OF     % OF        AVERAGE        GROSS     REMG.           ORIG
DESCRIPTION                              BALANCE       LOANS    TOTAL       BALANCE         WAC      TERM   FICO     LTV
--------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                         $1,302,819         5       1.28       $260,564        4.427      357   728     80.5
4.501 - 5.000                        $34,053,295        67      33.56       $508,258        4.882      359   738     76.9
5.001 - 5.500                        $33,525,027        71      33.04       $472,183        5.266      359   732     78.8
5.501 - 6.000                        $24,004,471        76      23.66       $315,848        5.828      359   722     76.6
6.001 - 6.500                         $6,898,267        23       6.80       $299,925        6.285      360   710     78.2
6.501 - 7.000                         $1,689,800         4       1.67       $422,450        6.643      359   754     77.8
--------------------------------------------------------------------------------------------------------------------------
                                    $101,473,679       246     100.00       $412,495        5.351      359   730     77.6
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                       Property Type
--------------------------------------------------------------------------------------------------------------------------
                                         CURRENT       # OF     % OF        AVERAGE        GROSS     REMG.           ORIG
DESCRIPTION                              BALANCE       LOANS    TOTAL       BALANCE         WAC      TERM   FICO     LTV
--------------------------------------------------------------------------------------------------------------------------






==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)     |
-------------------------------------|               Computational Materials for
      SECURITIES CORPORATION         |                CWMBS 2005-HYB3 - Group I
A Countrywide Capital Markets Company|
-------------------------------------------------------------------------------



                                            $101,473,679 ARM Rate Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
SFR                           $60,207,560      136      59.33      $442,703      5.417       359       732      77.3
PUD                           $26,836,228       66      26.45      $406,610      5.227       359       730      78.8
CND                           $13,149,404       40      12.96      $328,735      5.324       359       717      77.0
2-4U                             $714,787        2       0.70      $357,394      4.750       359       776      74.3
CNDP                             $565,700        2       0.56      $282,850      5.648       360       778      80.0
---------------------------------------------------------------------------------------------------------------------------
                             $101,473,679      246     100.00      $412,495      5.351       359       730      77.6
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                          Purpose
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
PUR                           $73,846,849      170      72.77      $434,393      5.298       359       736      79.0
RCO                           $17,492,729       49      17.24      $356,994      5.689       359       711      72.8
RNC                           $10,134,101       27       9.99      $375,337      5.157       359       726      75.7
---------------------------------------------------------------------------------------------------------------------------
                             $101,473,679      246     100.00      $412,495      5.351       359       730      77.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                         Occupancy
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
OO                            $85,672,508      205      84.43      $417,915      5.323       359       730      78.2
2H                            $11,610,917       21      11.44      $552,901      5.285       359       741      74.2
INV                            $4,190,254       20       4.13      $209,513      6.126       359       718      75.6
---------------------------------------------------------------------------------------------------------------------------
                             $101,473,679      246     100.00      $412,495      5.351       359       730      77.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                           Months Remaining to Scheduled Maturity
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
360                           $42,484,368      106      41.87      $400,796      5.502       360       735      77.5
359                           $45,456,097      104      44.80      $437,078      5.247       359       733      78.0
358                            $6,367,813       12       6.28      $530,651      5.226       358       710      76.0
357                            $2,134,093        6       2.10      $355,682      4.980       357       744      74.4
356                            $3,260,271       12       3.21      $271,689      5.500       356       690      78.0
355                            $1,435,229        3       1.41      $478,410      4.988       355       696      77.5
354                              $120,000        1       0.12      $120,000      5.750       354       652      77.4
353                              $122,384        1       0.12      $122,384      5.500       353       717      80.0
346                               $93,424        1       0.09       $93,424      4.250       346       793      89.3
---------------------------------------------------------------------------------------------------------------------------
                             $101,473,679      246     100.00      $412,495      5.351       359       730      77.6
---------------------------------------------------------------------------------------------------------------------------



==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)     |
-------------------------------------|               Computational Materials for
      SECURITIES CORPORATION         |                CWMBS 2005-HYB3 - Group I
A Countrywide Capital Markets Company|
-------------------------------------------------------------------------------


                                            $101,473,679 ARM Rate Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
                                                       Document Type
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
PREFERRED                     $46,471,626       81      45.80      $573,724      5.098       359       749      77.6
FULL/ALT                      $28,103,315       84      27.70      $334,563      5.358       359       702      77.3
REDUCED                       $20,341,503       59      20.05      $344,771      5.744       359       733      79.0
NO RATIO                       $5,007,834       17       4.94      $294,578      5.997       359       701      75.2
NINA                           $1,064,600        4       1.05      $266,150      5.414       357       711      71.9
SISA                             $484,800        1       0.48      $484,800      6.000       360       804      80.0
---------------------------------------------------------------------------------------------------------------------------
                             $101,473,679      246     100.00      $412,495      5.351       359       730      77.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                       Range of FICO
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
621 - 640                      $1,564,205        7       1.54      $223,458      5.877       360       630      79.0
641 - 660                      $3,312,586       12       3.26      $276,049      5.610       358       653      77.6
661 - 680                      $9,107,135       23       8.97      $395,962      5.561       359       673      78.0
681 - 700                     $11,746,028       33      11.58      $355,940      5.259       359       693      79.0
701 - 720                     $13,531,766       38      13.34      $356,099      5.452       359       709      79.6
721 - 740                     $17,393,126       41      17.14      $424,223      5.350       359       729      76.7
741 - 760                     $18,269,844       41      18.00      $445,606      5.253       359       751      78.2
761 - 780                     $15,968,443       28      15.74      $570,302      5.261       359       770      74.8
781 - 800                      $8,149,946       16       8.03      $509,372      5.308       359       789      80.1
801 - 820                      $2,430,600        7       2.40      $347,229      5.249       359       808      69.8
---------------------------------------------------------------------------------------------------------------------------
                             $101,473,679      246     100.00      $412,495      5.351       359       730      77.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                 Prepayment Penalty Months
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
0                             $93,091,245      214      91.74      $435,006      5.315       359       731      77.5
12                               $178,400        1       0.18      $178,400      6.250       360       788      80.0
36                             $8,204,034       31       8.08      $264,646      5.749       360       717      78.5
---------------------------------------------------------------------------------------------------------------------------
                             $101,473,679      246     100.00      $412,495      5.351       359       730      77.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                   80% LTV/PMI Analysis                     (Excludes 232 80% or less LTV Mortgages)
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
> 80% LTV, with MI             $3,043,581       14     100.00       $217,399      5.367       358       708      90.2
---------------------------------------------------------------------------------------------------------------------------
                               $3,043,581       14     100.00       $217,399      5.367       358       708      90.2
---------------------------------------------------------------------------------------------------------------------------



==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)     |
-------------------------------------|               Computational Materials for
      SECURITIES CORPORATION         |                CWMBS 2005-HYB3 - Group I
A Countrywide Capital Markets Company|
-------------------------------------------------------------------------------



                                            $101,473,679 ARM Rate Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
                                                       Months to Roll
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
22                                $93,424        1       0.09       $93,424      4.250       346       793      89.3
29                               $122,384        1       0.12      $122,384      5.500       353       717      80.0
30                               $120,000        1       0.12      $120,000      5.750       354       652      77.4
31                             $1,435,229        3       1.41      $478,410      4.988       355       696      77.5
32                             $3,260,271       12       3.21      $271,689      5.500       356       690      78.0
33                             $2,134,093        6       2.10      $355,682      4.980       357       744      74.4
34                             $6,367,813       12       6.28      $530,651      5.226       358       710      76.0
35                            $45,456,097      104      44.80      $437,078      5.247       359       733      78.0
36                            $42,484,368      106      41.87      $400,796      5.502       360       735      77.5
---------------------------------------------------------------------------------------------------------------------------
                             $101,473,679      246     100.00      $412,495      5.351       359       730      77.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                           Margin
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------

2.001 - 3.000                 $97,293,929      228      95.88      $426,728      5.334       359       733      77.5
3.001 - 4.000                  $4,179,750       18       4.12      $232,208      5.758       359       676      80.6
---------------------------------------------------------------------------------------------------------------------------
                             $101,473,679      246     100.00      $412,495      5.351       359       730      77.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                       Maximum Rates
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
10.001 - 11.000               $35,356,114       72      34.84      $491,057      4.865       359       738      77.1
11.001 - 12.000               $57,529,498      147      56.69      $391,357      5.500       359       728      77.9
12.001 - 13.000                $8,588,067       27       8.46      $318,077      6.356       360       718      78.1
---------------------------------------------------------------------------------------------------------------------------
                             $101,473,679      246     100.00      $412,495      5.351       359       730      77.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                               Next Interest Adjustment Date
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
02/07                             $93,424        1       0.09       $93,424      4.250       346       793      89.3
09/07                            $122,384        1       0.12      $122,384      5.500       353       717      80.0
10/07                            $120,000        1       0.12      $120,000      5.750       354       652      77.4
11/07                          $1,435,229        3       1.41      $478,410      4.988       355       696      77.5
12/07                          $3,260,271       12       3.21      $271,689      5.500       356       690      78.0
01/08                          $2,134,093        6       2.10      $355,682      4.980       357       744      74.4
02/08                          $6,367,813       12       6.28      $530,651      5.226       358       710      76.0
03/08                         $45,456,097      104      44.80      $437,078      5.247       359       733      78.0
04/08                         $42,484,368      106      41.87      $400,796      5.502       360       735      77.5
---------------------------------------------------------------------------------------------------------------------------
                             $101,473,679      246     100.00      $412,495      5.351       359       730      77.6
---------------------------------------------------------------------------------------------------------------------------


==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)     |
-------------------------------------|               Computational Materials for
      SECURITIES CORPORATION         |                CWMBS 2005-HYB3 - Group I
A Countrywide Capital Markets Company|
-------------------------------------------------------------------------------


                                            $101,473,679 ARM Rate Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
                                                    Initial Fixed Period
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
36                            $101,473,679     246     100.00      $412,495      5.351       359       730      77.6
---------------------------------------------------------------------------------------------------------------------------
                              $101,473,679     246     100.00      $412,495      5.351       359       730      77.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                         Floor Rate
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                 $97,293,929      228      95.88      $426,728      5.334       359       733      77.5
3.001 - 4.000                  $4,179,750       18       4.12      $232,208      5.758       359       676      80.6
---------------------------------------------------------------------------------------------------------------------------
                             $101,473,679      246     100.00      $412,495      5.351       359       730      77.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                        Initial Cap
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
2.000                         $79,566,060      175      78.41      $454,663      5.190       359       731      77.7
6.000                         $21,907,619       71      21.59      $308,558      5.939       360       729      77.1
---------------------------------------------------------------------------------------------------------------------------
                             $101,473,679      246     100.00      $412,495      5.351       359       730      77.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                       Subsequent Cap
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
2.000                        $101,473,679      246     100.00      $412,495      5.351       359       730      77.6
---------------------------------------------------------------------------------------------------------------------------
                             $101,473,679      246     100.00      $412,495      5.351       359       730      77.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                       Range of DTI%
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                   $1,062,000        2       1.05      $531,000      4.875       358       730      66.0
10.01 - 15.00                  $1,418,400        2       1.40      $709,200      4.673       360       778      63.1
15.01 - 20.00                  $2,868,200        4       2.83      $717,050      5.702       359       748      70.1
20.01 - 25.00                  $2,731,083        9       2.69      $303,454      5.646       359       741      75.8
25.01 - 30.00                  $7,555,243       14       7.45      $539,660      5.312       359       748      79.4
30.01 - 35.00                 $14,534,487       39      14.32      $372,679      5.203       359       727      77.1
35.01 - 40.00                 $22,561,652       52      22.23      $433,878      5.383       359       734      78.9
40.01 - 45.00                 $25,617,392       61      25.25      $419,957      5.282       359       735      78.1
45.01 - 50.00                  $7,504,245       16       7.40      $469,015      5.072       359       708      78.9
50.01 - 55.00                  $3,659,200        6       3.61      $609,867      5.121       360       737      80.0
>55.00                           $356,000        1       0.35      $356,000      6.500       360       704      80.0
Unknown                       $11,605,778       40      11.44      $290,144      5.844       359       706      76.9


==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)     |
-------------------------------------|               Computational Materials for
      SECURITIES CORPORATION         |                CWMBS 2005-HYB3 - Group II
A Countrywide Capital Markets Company|
-------------------------------------------------------------------------------


                                            $313,056,471 ARM Rate Mortgage Loans

Summary of Loans in Statistical Calculation Pool                                                           Range
(As of Calculation Date)                                                                                   -----
Total Number of Loans                                                                702
Total Outstanding Balance                                                   $313,056,471
Average Loan Balance                                                            $445,949             $40,000 to $2,000,000
WA Mortgage Rate                                                                  5.639%              4.125% to 7.750%
WA Mortgage Rate Net LPMI                                                         5.637%              4.125% to 7.625%
Net WAC                                                                           5.359%              3.741% to 7.366%
ARM Characteristics
WA Gross Margin                                                                   2.263%              2.000% to 3.250%
WA Months to First Roll                                                               59                  54 to 60
WA First Periodic Cap                                                             5.007%              5.000% to 6.000%
WA Subsequent Periodic Cap                                                        2.000%              2.000% to 2.000%
WA Lifetime Cap                                                                  10.646%              9.125% to 12.875%
WA Lifetime Floor                                                                 2.263%              2.000% to 3.250%
WA Original Term (months)                                                            360                 360 to 360
WA Remaining Term (months)                                                           359                 354 to 360
WA Age (months)                                                                        1                   0 to 6
WA LTV                                                                            75.82%              14.68% to 95.00%
WA FICO                                                                              720


Secured by (% of pool)                   1st Liens                               100.00%
                                         2nd Liens                                 0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                   0.40%
Prepay Moves Exempted                    Soft                                      0.23%
                                         Hard                                      0.17%
                                         No Prepay                                99.60%
                                         Unknown                                   0.00%
Percent of IO                                                                     88.35%

-----------------------------------------------------------------------------------------------------------------------------------
Top 5 States          Top 5 Prop                Doc Types                Purpose Codes           Occ Codes            Orig PP Term
------------          ----------                ---------                -------------           ---------            ------------
CA     77.20%       SFR      54.33%        REDUCE        37.35%         PUR      78.07%        OO      94.35%         0      99.60%
FL      2.73%       PUD      30.17%        PREFER        29.05%         RCO      12.82%        2H       3.23%         12      0.10%
NV      2.52%       CND      12.50%        FULL/AL       27.77%         RNC       9.12%        INV      2.42%         36      0.31%
AZ      2.27%       2-4U      1.70%        NINA           4.39%
WA      1.75%       CNDP      1.29%        NO RATI        1.44%
-----------------------------------------------------------------------------------------------------------------------------------


==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)     |
-------------------------------------|               Computational Materials for
      SECURITIES CORPORATION         |                CWMBS 2005-HYB3 - Group II
A Countrywide Capital Markets Company|
-------------------------------------------------------------------------------


                                            $313,056,471 ARM Rate Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
                                                        Description
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
5/25 LIB6M - IO                $2,162,875        9       0.69      $240,319      6.073       359       736      76.2
5/1 LIB12M                    $36,471,841      162      11.65      $225,135      5.016       358       727      71.7
5/1 LIB12M - IO              $274,421,755      531      87.66      $516,802      5.719       359       719      76.4
---------------------------------------------------------------------------------------------------------------------------
                             $313,056,471      702     100.00      $445,949      5.639       359       720      75.8
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                  Range of Current Balance
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00               $179,450        4       0.06        $44,863      5.916       360       684      48.1
$50,000.01 - $100,000.00       $2,411,257       27       0.77        $89,306      5.392       359       726      70.5
$100,000.01 - $150,000.00      $6,521,172       51       2.08       $127,866      5.376       359       720      74.2
$150,000.01 - $200,000.00      $7,984,476       46       2.55       $173,576      5.648       359       719      75.0
$200,000.01 - $250,000.00      $8,975,511       40       2.87       $224,388      5.539       359       721      73.3
$250,000.01 - $300,000.00     $12,031,944       44       3.84       $273,453      5.307       358       720      75.2
$300,000.01 - $350,000.00      $9,594,452       30       3.06       $319,815      5.327       358       718      73.7
$350,000.01 - $400,000.00     $44,708,816      117      14.28       $382,127      5.751       360       715      78.9
$400,000.01 - $450,000.00     $35,803,004       84      11.44       $426,226      5.747       360       720      77.5
$450,000.01 - $500,000.00     $29,626,299       62       9.46       $477,844      5.792       359       712      77.9
$500,000.01 - $550,000.00     $23,569,849       45       7.53       $523,774      5.651       359       720      76.8
$550,000.01 - $600,000.00     $17,449,116       30       5.57       $581,637      5.506       360       720      76.2
$600,000.01 - $650,000.00     $18,333,884       29       5.86       $632,203      5.776       360       718      77.6
$650,000.01 - $700,000.00      $6,815,872       10       2.18       $681,587      5.450       360       738      77.4
$700,000.01 - $750,000.00      $7,951,872       11       2.54       $722,897      5.601       360       722      79.6
$750,000.01 - $1,000,000.00   $40,263,471       44      12.86       $915,079      5.552       359       727      73.6
$1,000,000.01 - $1,500,000.00 $33,318,425       24      10.64     $1,388,268      5.800       359       722      72.7
$1,500,000.01 - $2,000,000.00  $7,517,600        4       2.40     $1,879,400      5.112       360       719      64.8
---------------------------------------------------------------------------------------------------------------------------
                             $313,056,471      702     100.00       $445,949      5.639       359       720      75.8
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                 Range of Original Balance
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00               $179,450        4       0.06        $44,863      5.916       360       684      48.1
$50,000.01 - $100,000.00       $2,411,257       27       0.77        $89,306      5.392       359       726      70.5
$100,000.01 - $150,000.00      $6,521,172       51       2.08       $127,866      5.376       359       720      74.2
$150,000.01 - $200,000.00      $7,984,476       46       2.55       $173,576      5.648       359       719      75.0
$200,000.01 - $250,000.00      $8,975,511       40       2.87       $224,388      5.539       359       721      73.3
$250,000.01 - $300,000.00     $12,031,944       44       3.84       $273,453      5.307       358       720      75.2
$300,000.01 - $350,000.00      $9,594,452       30       3.06       $319,815      5.327       358       718      73.7
$350,000.01 - $400,000.00     $44,708,816      117      14.28       $382,127      5.751       360       715      78.9



==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)     |
-------------------------------------|               Computational Materials for
      SECURITIES CORPORATION         |                CWMBS 2005-HYB3 - Group II
A Countrywide Capital Markets Company|
-------------------------------------------------------------------------------


                                            $313,056,471 ARM Rate Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
                                                 Range of Original Balance
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
$400,000.01 - $450,000.00     $35,803,004       84      11.44       $426,226      5.747       360       720      77.5
$450,000.01 - $500,000.00     $29,626,299       62       9.46       $477,844      5.792       359       712      77.9
$500,000.01 - $550,000.00     $23,569,849       45       7.53       $523,774      5.651       359       720      76.8
$550,000.01 - $600,000.00     $17,449,116       30       5.57       $581,637      5.506       360       720      76.2
$600,000.01 - $650,000.00     $18,333,884       29       5.86       $632,203      5.776       360       718      77.6
$650,000.01 - $700,000.00      $6,815,872       10       2.18       $681,587      5.450       360       738      77.4
$700,000.01 - $750,000.00      $7,951,872       11       2.54       $722,897      5.601       360       722      79.6
$750,000.01 - $1,000,000.00   $40,263,471       44      12.86       $915,079      5.552       359       727      73.6
$1,000,000.01 - $1,500,000.00 $33,318,425       24      10.64     $1,388,268      5.800       359       722      72.7
$1,500,000.01 - $2,000,000.00  $7,517,600        4       2.40     $1,879,400      5.112       360       719      64.8
---------------------------------------------------------------------------------------------------------------------------
                             $313,056,471      702     100.00       $445,949      5.639       359       720      75.8
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                           State
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
Alabama                        $2,727,165        6       0.87       $454,528      5.081       359       733      68.2
Arizona                        $7,101,694       27       2.27       $263,026      5.637       359       726      79.4
California                   $241,664,997      441      77.20       $547,993      5.635       359       721      75.7
Colorado                       $2,859,261       13       0.91       $219,943      5.130       359       704      71.8
Connecticut                      $406,000        1       0.13       $406,000      6.375       360       631      70.0
Delaware                         $531,200        1       0.17       $531,200      6.000       360       784      80.0
Florida                        $8,549,187       27       2.73       $316,637      6.354       360       718      79.5
Georgia                          $502,901        5       0.16       $100,580      5.116       359       690      74.3
Hawaii                         $1,032,800        2       0.33       $516,400      6.323       360       769      80.0
Idaho                            $495,000        2       0.16       $247,500      6.289       358       706      77.2
Illinois                       $3,076,829       18       0.98       $170,935      5.483       359       716      73.6
Indiana                          $362,059        2       0.12       $181,029      5.071       358       768      73.5
Kansas                           $352,522        4       0.11        $88,130      5.558       359       738      59.0
Kentucky                         $499,370        4       0.16       $124,843      5.099       359       685      84.2
Louisiana                        $118,000        1       0.04       $118,000      5.250       360       810      78.7
Massachusetts                  $1,573,962        4       0.50       $393,491      6.036       359       723      77.7
Maryland                       $4,875,347       14       1.56       $348,239      5.386       359       702      76.7
Maine                            $210,000        1       0.07       $210,000      5.625       360       717      70.0
Michigan                         $544,924        5       0.17       $108,985      5.684       359       704      74.2
Minnesota                      $1,633,184        9       0.52       $181,465      5.008       359       716      72.3
Missouri                         $310,680        2       0.10       $155,340      5.219       359       719      80.0
Montana                          $186,800        1       0.06       $186,800      5.875       360       685      26.2
North Carolina                 $1,334,599        6       0.43       $222,433      5.065       359       694      77.7
New Hampshire                    $786,272        2       0.25       $393,136      5.716       360       762      87.2
New Jersey                     $2,849,628        9       0.91       $316,625      5.887       360       721      73.6



==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)     |
-------------------------------------|               Computational Materials for
      SECURITIES CORPORATION         |                CWMBS 2005-HYB3 - Group II
A Countrywide Capital Markets Company|
-------------------------------------------------------------------------------


                                            $313,056,471 ARM Rate Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
                                                           State
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
New Mexico                        $90,310        1       0.03       $90,310      5.625       359       679      76.8
Nevada                         $7,874,021       26       2.52      $302,847      5.821       359       713      78.6
New York                       $3,090,400        6       0.99      $515,067      5.676       360       731      79.4
Ohio                             $895,311        3       0.29      $298,437      5.487       359       759      78.9
Oklahoma                         $137,196        1       0.04      $137,196      6.875       360       728      80.0
Oregon                           $372,648        2       0.12      $186,324      4.673       356       760      78.0
Pennsylvania                   $1,173,750        3       0.37      $391,250      5.687       360       700      67.0
Rhode Island                     $380,000        1       0.12      $380,000      5.000       360       673      80.0
South Carolina                   $680,536        5       0.22      $136,107      4.897       358       738      75.8
Tennessee                        $509,920        3       0.16      $169,973      4.964       360       719      80.0
Texas                            $964,709        6       0.31      $160,785      5.055       359       678      76.2
Utah                           $1,889,800        3       0.60      $629,933      6.401       358       657      62.3
Virginia                       $4,377,180       13       1.40      $336,706      6.163       359       705      80.4
Washington                     $5,486,596       19       1.75      $288,768      4.995       357       724      76.1
Wisconsin                        $178,000        1       0.06      $178,000      5.000       360       697      68.5
West Virginia                    $371,714        2       0.12      $185,857      4.832       359       735      64.4
---------------------------------------------------------------------------------------------------------------------------
                             $313,056,471      702     100.00      $445,949      5.639       359       720      75.8
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                    Loan-to-Value Ratios
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                   $9,600,919       23       3.07      $417,431      5.349       359       738      44.2
50.01 - 55.00                  $3,687,796       10       1.18      $368,780      4.860       358       709      53.0
55.01 - 60.00                  $8,634,855       14       2.76      $616,775      5.745       359       703      58.3
60.01 - 65.00                 $14,165,037       29       4.52      $488,450      5.272       359       729      63.0
65.01 - 70.00                 $20,159,540       47       6.44      $428,926      5.444       359       697      68.9
70.01 - 75.00                 $34,860,975       66      11.14      $528,197      5.639       359       708      73.8
75.01 - 80.00                $215,722,035      491      68.91      $439,352      5.691       359       724      79.7
80.01 - 85.00                    $308,749        2       0.10      $154,375      6.204       359       646      83.6
85.01 - 90.00                  $3,381,355       12       1.08      $281,780      6.050       359       708      89.4
90.01 - 95.00                  $2,535,209        8       0.81      $316,901      6.128       359       723      94.9
---------------------------------------------------------------------------------------------------------------------------
                             $313,056,471      702     100.00      $445,949      5.639       359       720      75.8
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                    Current Gross Coupon
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                 $11,154,035       43       3.56      $259,396      4.347       357       731      71.6
4.501 - 5.000                 $58,739,657      127      18.76      $462,517      4.869       359       736      73.2
5.001 - 5.500                 $87,298,916      188      27.89      $464,356      5.347       359       727      75.5



==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)     |
-------------------------------------|               Computational Materials for
      SECURITIES CORPORATION         |                CWMBS 2005-HYB3 - Group II
A Countrywide Capital Markets Company|
-------------------------------------------------------------------------------


                                            $313,056,471 ARM Rate Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
                                                    Current Gross Coupon
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                 $75,663,637      169      24.17      $447,714      5.797       359       715      76.6
6.001 - 6.500                 $50,180,520      104      16.03      $482,505      6.319       360       706      78.4
6.501 - 7.000                 $20,884,567       52       6.67      $401,626      6.747       360       696      77.8
7.001 - 7.500                  $8,358,675       17       2.67      $491,687      7.367       360       719      74.7
7.501 - 8.000                    $776,464        2       0.25      $388,232      7.688       360       710      87.5
---------------------------------------------------------------------------------------------------------------------------
                             $313,056,471      702     100.00      $445,949      5.639       359       720      75.8
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                       Property Type
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
SFR                          $170,097,149      385      54.33      $441,811      5.714       359       718      75.9
PUD                           $94,463,289      195      30.17      $484,427      5.545       359       722      75.4
CND                           $39,138,978       99      12.50      $395,343      5.457       359       721      76.2
2-4U                           $5,314,678       14       1.70      $379,620      6.195       360       734      76.5
CNDP                           $4,042,377        9       1.29      $449,153      5.739       359       737      76.1
---------------------------------------------------------------------------------------------------------------------------
                             $313,056,471      702     100.00      $445,949      5.639       359       720      75.8
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                          Purpose
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
PUR                          $244,401,492      509      78.07      $480,160      5.664       359       726      77.6
RCO                           $40,119,584      107      12.82      $374,949      5.692       359       689      70.1
RNC                           $28,535,395       86       9.12      $331,807      5.355       359       709      68.8
---------------------------------------------------------------------------------------------------------------------------
                             $313,056,471      702     100.00      $445,949      5.639       359       720      75.8
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                         Occupancy
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
OO                           $295,372,368      638      94.35      $462,966      5.617       359       720      75.8
2H                            $10,109,477       32       3.23      $315,921      5.542       359       736      77.3
INV                            $7,574,626       32       2.42      $236,707      6.633       360       709      75.9
---------------------------------------------------------------------------------------------------------------------------
                             $313,056,471      702     100.00      $445,949      5.639       359       720      75.8
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                           Months Remaining to Scheduled Maturity
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------



==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)     |
-------------------------------------|               Computational Materials for
      SECURITIES CORPORATION         |                CWMBS 2005-HYB3 - Group II
A Countrywide Capital Markets Company|
-------------------------------------------------------------------------------


                                            $313,056,471 ARM Rate Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
                                           Months Remaining to Scheduled Maturity
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
360                          $198,957,725      419      63.55      $474,839      5.750       360       723      76.1
359                           $55,989,312      148      17.88      $378,306      5.591       359       714      76.9
358                           $24,870,389       47       7.94      $529,157      5.616       358       714      72.4
357                           $21,370,939       60       6.83      $356,182      5.133       357       723      75.2
356                            $7,084,374       14       2.26      $506,027      5.067       356       713      78.1
355                            $2,505,349        6       0.80      $417,558      5.176       355       716      68.9
354                            $2,278,383        8       0.73      $284,798      4.481       354       717      67.4
---------------------------------------------------------------------------------------------------------------------------
                             $313,056,471      702     100.00      $445,949      5.639       359       720      75.8
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                       Document Type
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
REDUCED                      $116,931,761      236      37.35      $495,474      6.053       360       713      76.9
PREFERRED                     $90,931,743      187      29.05      $486,266      5.265       359       746      76.4
FULL/ALT                      $86,930,800      231      27.77      $376,324      5.380       359       702      74.0
NINA                          $13,752,764       34       4.39      $404,493      6.154       360       724      74.2
NO RATIO                       $4,509,403       14       1.44      $322,100      5.886       359       711      75.6
---------------------------------------------------------------------------------------------------------------------------
                             $313,056,471      702     100.00      $445,949      5.639       359       720      75.8
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                       Range of FICO
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
601 - 620                      $1,479,500        2       0.47      $739,750      6.377       360       604      74.0
621 - 640                     $11,358,379       28       3.63      $405,656      5.939       359       630      69.9
641 - 660                     $20,106,969       45       6.42      $446,822      5.765       359       651      74.3
661 - 680                     $25,601,571       59       8.18      $433,925      5.699       359       670      76.9
681 - 700                     $34,573,530       92      11.04      $375,799      5.882       359       691      75.6
701 - 720                     $53,812,856      115      17.19      $467,938      5.731       359       710      76.4
721 - 740                     $55,642,542      116      17.77      $479,677      5.638       359       731      77.7
741 - 760                     $49,212,209      108      15.72      $455,669      5.545       359       750      76.6
761 - 780                     $43,733,381       95      13.97      $460,351      5.379       359       769      74.5
781 - 800                     $15,785,763       38       5.04      $415,415      5.297       360       787      73.9
801 - 820                      $1,749,771        4       0.56      $437,443      5.444       360       809      72.0
---------------------------------------------------------------------------------------------------------------------------
                             $313,056,471      702     100.00      $445,949      5.639       359       720      75.8
---------------------------------------------------------------------------------------------------------------------------


==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)     |
-------------------------------------|               Computational Materials for
      SECURITIES CORPORATION         |                CWMBS 2005-HYB3 - Group II
A Countrywide Capital Markets Company|
-------------------------------------------------------------------------------


                                            $313,056,471 ARM Rate Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
                                                 Prepayment Penalty Months
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
0                            $311,790,796      696      99.60      $447,975      5.636       359       720      75.8
12                               $300,000        1       0.10      $300,000      6.250       359       693      80.0
36                               $965,675        5       0.31      $193,135      6.428       360       700      80.9
---------------------------------------------------------------------------------------------------------------------------
                             $313,056,471      702     100.00      $445,949      5.639       359       720      75.8
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                  80% LTV/PMI Analysis                      (Excludes 680 80% or less LTV Mortgages)
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
> 80% LTV, with MI             $6,225,313       22     100.00      $282,969      6.089       359       711      91.3
---------------------------------------------------------------------------------------------------------------------------
                               $6,225,313       22     100.00      $282,969      6.089       359       711      91.3
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                       Months to Roll
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
54                             $2,278,383        8       0.73      $284,798      4.481       354       717      67.4
55                             $2,505,349        6       0.80      $417,558      5.176       355       716      68.9
56                             $7,084,374       14       2.26      $506,027      5.067       356       713      78.1
57                            $21,370,939       60       6.83      $356,182      5.133       357       723      75.2
58                            $24,870,389       47       7.94      $529,157      5.616       358       714      72.4
59                            $55,989,312      148      17.88      $378,306      5.591       359       714      76.9
60                           $198,957,725      419      63.55      $474,839      5.750       360       723      76.1
---------------------------------------------------------------------------------------------------------------------------
                             $313,056,471      702     100.00      $445,949      5.639       359       720      75.8
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                           Margin
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                    $262,874        1       0.08      $262,874      4.375       354       732      71.7
2.001 - 3.000                $309,554,255      692      98.88      $447,333      5.636       359       720      75.8
3.001 - 4.000                  $3,239,342        9       1.03      $359,927      6.084       359       716      74.1
---------------------------------------------------------------------------------------------------------------------------
                             $313,056,471      702     100.00      $445,949      5.639       359       720      75.8
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                       Maximum Rates
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                $69,893,692      170      22.33      $411,139      4.786       359       735      73.0
10.001 - 11.000              $161,604,553      352      51.62      $459,104      5.554       359       721      76.0
11.001 - 12.000               $71,618,212      157      22.88      $456,167      6.430       360       704      78.1



==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)     |
-------------------------------------|               Computational Materials for
      SECURITIES CORPORATION         |                CWMBS 2005-HYB3 - Group II
A Countrywide Capital Markets Company|
-------------------------------------------------------------------------------


                                            $313,056,471 ARM Rate Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
                                                       Maximum Rates
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
12.001 - 13.000                $9,940,014       23       3.18      $432,175      7.332       360       717      76.3
---------------------------------------------------------------------------------------------------------------------------
                             $313,056,471      702     100.00      $445,949      5.639       359       720      75.8
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                               Next Interest Adjustment Date
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
10/09                          $2,278,383        8       0.73      $284,798      4.481       354       717      67.4
11/09                          $2,505,349        6       0.80      $417,558      5.176       355       716      68.9
12/09                          $7,084,374       14       2.26      $506,027      5.067       356       713      78.1
01/10                         $21,370,939       60       6.83      $356,182      5.133       357       723      75.2
02/10                         $24,870,389       47       7.94      $529,157      5.616       358       714      72.4
03/10                         $55,989,312      148      17.88      $378,306      5.591       359       714      76.9
04/10                        $198,486,725      418      63.40      $474,849      5.752       360       723      76.2
05/10                            $471,000        1       0.15      $471,000      5.000       360       652      52.3
---------------------------------------------------------------------------------------------------------------------------
                             $313,056,471      702     100.00      $445,949      5.639       359       720      75.8
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                    Initial Fixed Period
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
60                           $313,056,471      702     100.00      $445,949      5.639       359       720      75.8
---------------------------------------------------------------------------------------------------------------------------
                             $313,056,471      702     100.00      $445,949      5.639       359       720      75.8
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                         Floor Rate
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                    $262,874        1       0.08      $262,874      4.375       354       732      71.7
2.001 - 3.000                $309,554,255      692      98.88      $447,333      5.636       359       720      75.8
3.001 - 4.000                  $3,239,342        9       1.03      $359,927      6.084       359       716      74.1
---------------------------------------------------------------------------------------------------------------------------
                             $313,056,471      702     100.00      $445,949      5.639       359       720      75.8
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                        Initial Cap
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
5.000                        $310,893,596      693      99.31      $448,620      5.636       359       720      75.8
6.000                          $2,162,875        9       0.69      $240,319      6.073       359       736      76.2
---------------------------------------------------------------------------------------------------------------------------
                             $313,056,471      702     100.00      $445,949      5.639       359       720      75.8
---------------------------------------------------------------------------------------------------------------------------


==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)     |
-------------------------------------|               Computational Materials for
      SECURITIES CORPORATION         |                CWMBS 2005-HYB3 - Group II
A Countrywide Capital Markets Company|
-------------------------------------------------------------------------------


                                            $313,056,471 ARM Rate Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                                       Subsequent Cap
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
2.000                        $313,056,471      702     100.00      $445,949      5.639       359       720      75.8
---------------------------------------------------------------------------------------------------------------------------
                             $313,056,471      702     100.00      $445,949      5.639       359       720      75.8
---------------------------------------------------------------------------------------------------------------------------














==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)     |
-------------------------------------|               Computational Materials for
      SECURITIES CORPORATION         |               CWMBS 2005-HYB3 - Group III
A Countrywide Capital Markets Company|
-------------------------------------------------------------------------------


                                            $75,559,851 ARM Rate Mortgage Loans

Summary of Loans in Statistical Calculation Pool                                                           Range
(As of Calculation Date)                                                                                   -----
Total Number of Loans                                                                138
Total Outstanding Balance                                                    $75,559,851
Average Loan Balance                                                            $547,535             $79,800 to $1,732,500
WA Mortgage Rate                                                                  5.650%              4.750% to 6.625%
WA Mortgage Rate Net LPMI                                                         5.650%              4.750% to 6.625%
Net WAC                                                                           5.345%              4.366% to 6.366%
ARM Characteristics
WA Gross Margin                                                                   2.278%              2.250% to 2.875%
WA Months to First Roll                                                               81                  45 to 84
WA First Periodic Cap                                                             5.016%              5.000% to 6.000%
WA Subsequent Periodic Cap                                                        1.999%              1.000% to 2.000%
WA Lifetime Cap                                                                  10.667%              9.750% to 12.125%
WA Lifetime Floor                                                                 2.278%              2.250% to 2.875%
WA Original Term (months)                                                            360                 360 to 360
WA Remaining Term (months)                                                           357                 321 to 360
WA Age (months)                                                                        3                   0 to 39
WA LTV                                                                            73.60%              38.55% to 95.00%
WA FICO                                                                              734

Secured by (% of pool)                   1st Liens                               100.00%
                                         2nd Liens                                 0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                   1.22%
Prepay Moves Exempted                    Soft                                      1.22%
                                         Hard                                      0.00%
                                         No Prepay                                98.78%
                                         Unknown                                   0.00%
Percent of IO                                                                     87.31%

-----------------------------------------------------------------------------------------------------------------------------------
Top 5 States          Top 5 Prop                Doc Types                Purpose Codes           Occ Codes            Orig PP Term
------------          ----------                ---------                -------------           ---------            ------------
CA     62.56%       SFR      56.80%        FULL/AL       43.02%         PUR      72.96%        OO      90.04%         0      98.78%
GA      5.35%       PUD      23.88%        PREFER        36.02%         RNC      20.33%        2H       7.48%         6       1.22%
FL      4.96%       CND      14.61%        REDUCE        19.31%         RCO       6.71%        INV      2.48%
HI      3.25%       CNDP      3.45%        NINA           1.19%
NY      2.56%       2-4U      1.26%        NO RATI        0.45%
-----------------------------------------------------------------------------------------------------------------------------------


==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)     |
-------------------------------------|               Computational Materials for
      SECURITIES CORPORATION         |               CWMBS 2005-HYB3 - Group III
A Countrywide Capital Markets Company|
-------------------------------------------------------------------------------


                                            $75,559,851 ARM Rate Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
                                                        Description
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
7/1 CMT1Y                       $1,880,466       4       2.49       $470,116      6.289       322       730      82.8
7/1 CMT1Y - IO                    $634,500       2       0.84       $317,250      6.120       358       665      79.3
7/23 LIB6M - IO                 $1,325,400       4       1.75       $331,350      6.009       359       731      68.3
7/1 LIB12M                      $7,710,752      16      10.20       $481,922      5.609       358       725      79.8
7/1 LIB12M - IO                $64,008,734     112      84.71       $571,507      5.625       358       736      72.6
---------------------------------------------------------------------------------------------------------------------------
                              $75,559,851      138     100.00       $547,535      5.650       357       734      73.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                  Range of Current Balance
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
$50,000.01 - $100,000.00         $329,100        4       0.44        $82,275      5.559       354       717      81.2
$100,000.01 - $150,000.00        $687,444        5       0.91       $137,489      5.796       358       738      79.8
$150,000.01 - $200,000.00        $686,706        4       0.91       $171,676      5.737       358       714      70.4
$200,000.01 - $250,000.00        $683,650        3       0.90       $227,883      5.457       358       750      85.0
$250,000.01 - $300,000.00        $825,500        3       1.09       $275,167      5.297       358       685      78.0
$300,000.01 - $350,000.00      $1,681,746        5       2.23       $336,349      5.638       351       741      78.2
$350,000.01 - $400,000.00      $7,202,403       19       9.53       $379,074      5.840       356       725      77.2
$400,000.01 - $450,000.00      $6,368,973       15       8.43       $424,598      5.582       358       729      79.4
$450,000.01 - $500,000.00      $9,567,649       20      12.66       $478,382      5.638       357       724      77.9
$500,000.01 - $550,000.00      $7,798,370       15      10.32       $519,891      5.640       356       723      78.7
$550,000.01 - $600,000.00      $5,773,377       10       7.64       $577,338      5.713       359       727      74.2
$600,000.01 - $650,000.00      $4,448,686        7       5.89       $635,527      5.517       353       740      78.0
$650,000.01 - $700,000.00      $1,330,499        2       1.76       $665,249      5.750       359       716      80.0
$700,000.01 - $750,000.00      $1,470,000        2       1.95       $735,000      5.503       358       769      68.6
$750,000.01 - $1,000,000.00   $14,405,601       16      19.07       $900,350      5.547       357       738      70.0
$1,000,000.01 - $1,500,000.00  $7,158,397        5       9.47     $1,431,679      5.746       358       744      59.0
$1,500,000.01 - $2,000,000.00  $5,141,750        3       6.80     $1,713,917      5.789       358       769      66.7
---------------------------------------------------------------------------------------------------------------------------
                              $75,559,851      138     100.00       $547,535      5.650       357       734      73.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                 Range of Original Balance
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
$50,000.01 - $100,000.00         $329,100        4       0.44        $82,275      5.559       354       717      81.2
$100,000.01 - $150,000.00        $687,444        5       0.91       $137,489      5.796       358       738      79.8
$150,000.01 - $200,000.00        $686,706        4       0.91       $171,676      5.737       358       714      70.4
$200,000.01 - $250,000.00        $683,650        3       0.90       $227,883      5.457       358       750      85.0
$250,000.01 - $300,000.00        $825,500        3       1.09       $275,167      5.297       358       685      78.0
$300,000.01 - $350,000.00      $1,334,863        4       1.77       $333,716      5.382       359       738      77.8
$350,000.01 - $400,000.00      $7,549,286       20       9.99       $377,464      5.876       355       727      77.3



==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)     |
-------------------------------------|               Computational Materials for
      SECURITIES CORPORATION         |               CWMBS 2005-HYB3 - Group III
A Countrywide Capital Markets Company|
-------------------------------------------------------------------------------


                                            $75,559,851 ARM Rate Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
                                                 Range of Original Balance
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
$400,000.01 - $450,000.00      $6,368,973       15       8.43       $424,598      5.582       358       729      79.4
$450,000.01 - $500,000.00      $9,567,649       20      12.66       $478,382      5.638       357       724      77.9
$500,000.01 - $550,000.00      $7,262,360       14       9.61       $518,740      5.577       358       721      78.6
$550,000.01 - $600,000.00      $6,309,387       11       8.35       $573,581      5.780       355       729      74.7
$600,000.01 - $650,000.00      $3,802,142        6       5.03       $633,690      5.477       358       738      75.9
$650,000.01 - $700,000.00      $1,977,043        3       2.62       $659,014      5.750       347       729      83.3
$700,000.01 - $750,000.00      $1,470,000        2       1.95       $735,000      5.503       358       769      68.6
$750,000.01 - $1,000,000.00   $14,405,601       16      19.07       $900,350      5.547       357       738      70.0
$1,000,000.01 - $1,500,000.00  $7,158,397        5       9.47     $1,431,679      5.746       358       744      59.0
$1,500,000.01 - $2,000,000.00  $5,141,750        3       6.80     $1,713,917      5.789       358       769      66.7
---------------------------------------------------------------------------------------------------------------------------
                              $75,559,851      138     100.00       $547,535      5.650       357       734      73.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                           State
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
Arizona                          $932,627        2       1.23       $466,314      5.488       359       756      80.0
California                    $47,268,219       73      62.56       $647,510      5.585       357       737      71.9
Colorado                       $1,597,356        4       2.11       $399,339      5.714       359       703      80.0
Connecticut                      $594,755        2       0.79       $297,377      5.456       354       666      79.8
Florida                        $3,749,903        8       4.96       $468,738      5.845       358       740      79.4
Georgia                        $4,038,875       11       5.35       $367,170      5.710       357       724      75.6
Hawaii                         $2,452,567        4       3.25       $613,142      5.281       358       747      61.7
Idaho                            $384,000        1       0.51       $384,000      5.625       359       691      76.0
Illinois                         $479,985        1       0.64       $479,985      5.750       357       648      78.7
Kentucky                         $351,029        1       0.46       $351,029      6.625       321       628      76.8
Massachusetts                    $600,000        1       0.79       $600,000      6.000       358       707      80.0
Maryland                       $1,603,035        4       2.12       $400,759      5.839       358       726      80.0
Michigan                         $346,883        1       0.46       $346,883      6.625       323       754      80.0
Minnesota                      $1,690,000        1       2.24     $1,690,000      6.125       358       766      65.0
North Carolina                    $82,800        1       0.11        $82,800      5.875       360       659      80.0
New Jersey                       $822,000        2       1.09       $411,000      5.422       359       779      84.2
Nevada                         $1,003,652        2       1.33       $501,826      5.895       358       759      80.0
New York                       $1,936,894        4       2.56       $484,223      5.999       348       736      75.2
Ohio                             $351,500        2       0.47       $175,750      5.535       357       692      80.0
Oregon                           $800,000        1       1.06       $800,000      5.625       358       695      80.0
Tennessee                        $162,300        2       0.21        $81,150      5.557       351       725      82.4
Texas                            $802,880        3       1.06       $267,627      5.622       359       761      80.0
Virginia                       $1,507,958        3       2.00       $502,653      5.973       358       725      80.0
Washington                     $1,584,633        3       2.10       $528,211      5.630       359       720      80.0
Wisconsin                        $416,000        1       0.55       $416,000      5.750       360       702      80.0


==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)     |
-------------------------------------|               Computational Materials for
      SECURITIES CORPORATION         |               CWMBS 2005-HYB3 - Group III
A Countrywide Capital Markets Company|
-------------------------------------------------------------------------------


                                            $75,559,851 ARM Rate Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
                                                           State
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                              $75,559,851      138     100.00       $547,535      5.650       357       734      73.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                    Loan-to-Value Ratios
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                   $3,123,226        5       4.13       $624,645      5.294       355       723      44.5
50.01 - 55.00                  $2,415,967        2       3.20     $1,207,983      5.543       358       766      53.4
55.01 - 60.00                  $5,308,023        5       7.02     $1,061,605      5.762       358       735      58.3
60.01 - 65.00                  $6,444,050        6       8.53     $1,074,008      5.866       358       726      63.7
65.01 - 70.00                  $5,100,375        5       6.75     $1,020,075      5.599       358       767      68.6
70.01 - 75.00                  $4,066,850        8       5.38       $508,356      5.381       358       720      72.6
75.01 - 80.00                 $47,747,967      103      63.19       $463,572      5.663       357       731      79.7
85.01 - 90.00                  $1,126,344        3       1.49       $375,448      5.848       338       763      89.5
90.01 - 95.00                    $227,050        1       0.30       $227,050      5.250       356       790      95.0
---------------------------------------------------------------------------------------------------------------------------
                              $75,559,851      138     100.00       $547,535      5.650       357       734      73.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                    Current Gross Coupon
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                  $4,824,195        9       6.38       $536,022      4.885       356       748      65.6
5.001 - 5.500                 $25,138,805       43      33.27       $584,623      5.379       358       743      72.8
5.501 - 6.000                 $35,672,561       70      47.21       $509,608      5.759       357       731      75.7
6.001 - 6.500                  $7,354,807       12       9.73       $612,901      6.212       355       731      73.7
6.501 - 7.000                  $2,569,484        4       3.40       $642,371      6.625       347       671      66.6
---------------------------------------------------------------------------------------------------------------------------
                              $75,559,851      138     100.00       $547,535      5.650       357       734      73.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                       Property Type
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
SFR                           $42,914,827       68      56.80       $631,100      5.639       357       735      70.8
PUD                           $18,046,041       36      23.88       $501,279      5.656       358       728      75.4
CND                           $11,035,550       25      14.61       $441,422      5.581       355       739      79.8
CNDP                           $2,609,139        5       3.45       $521,828      5.979       350       747      78.9
2-4U                             $954,294        4       1.26       $238,574      5.956       358       734      80.7
---------------------------------------------------------------------------------------------------------------------------
                              $75,559,851      138     100.00       $547,535      5.650       357       734      73.6
---------------------------------------------------------------------------------------------------------------------------



==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)     |
-------------------------------------|               Computational Materials for
      SECURITIES CORPORATION         |               CWMBS 2005-HYB3 - Group III
A Countrywide Capital Markets Company|
-------------------------------------------------------------------------------


                                            $75,559,851 ARM Rate Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
                                                          Purpose
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
PUR                           $55,125,558      106      72.96       $520,052      5.610       357       739      76.2
RNC                           $15,364,570       22      20.33       $698,390      5.646       357       736      67.2
RCO                            $5,069,723       10       6.71       $506,972      6.104       358       673      65.0
---------------------------------------------------------------------------------------------------------------------------
                              $75,559,851      138     100.00       $547,535      5.650       357       734      73.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                         Occupancy
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
OO                            $68,034,616      118      90.04       $576,565      5.643       357       733      73.1
2H                             $5,651,215       12       7.48       $470,935      5.644       358       750      79.3
INV                            $1,874,020        8       2.48       $234,253      5.930       357       736      73.5
---------------------------------------------------------------------------------------------------------------------------
                              $75,559,851      138     100.00       $547,535      5.650       357       734      73.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                           Months Remaining to Scheduled Maturity
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
360                            $3,201,450       10       4.24       $320,145      5.714       360       731      76.5
359                           $30,660,508       51      40.58       $601,186      5.538       359       730      73.9
358                           $16,518,206       28      21.86       $589,936      5.689       358       753      76.4
357                           $13,744,408       24      18.19       $572,684      5.717       357       741      72.3
356                            $5,378,483       12       7.12       $448,207      5.873       356       706      67.9
355                            $1,966,480        3       2.60       $655,493      5.754       355       711      67.3
354                              $660,690        3       0.87       $220,230      5.890       354       692      81.2
353                              $466,660        1       0.62       $466,660      5.375       353       643      80.0
348                            $1,082,500        2       1.43       $541,250      4.788       348       742      45.9
323                              $993,427        2       1.31       $496,713      6.056       323       755      86.5
322                              $536,010        1       0.71       $536,010      6.500       322       751      80.0
321                              $351,029        1       0.46       $351,029      6.625       321       628      76.8
---------------------------------------------------------------------------------------------------------------------------
                              $75,559,851      138     100.00       $547,535      5.650       357       734      73.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                       Document Type
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
FULL/ALT                      $32,508,333       74      43.02       $439,302      5.626       357       718      76.6
PREFERRED                     $27,219,603       46      36.02       $591,730      5.622       358       751      74.8
REDUCED                       $14,591,165       15      19.31       $972,744      5.741       355       740      65.4
NINA                             $899,500        2       1.19       $449,750      5.889       359       707      60.0



==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)     |
-------------------------------------|               Computational Materials for
      SECURITIES CORPORATION         |               CWMBS 2005-HYB3 - Group III
A Countrywide Capital Markets Company|
-------------------------------------------------------------------------------


                                            $75,559,851 ARM Rate Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
                                                       Document Type
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
NO RATIO                         $341,250        1       0.45       $341,250      5.750       360       680      75.0
---------------------------------------------------------------------------------------------------------------------------
                              $75,559,851      138     100.00       $547,535      5.650       357       734      73.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                       Range of FICO
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
621 - 640                      $1,848,251        2       2.45       $924,126      6.625       349       638      61.3
641 - 660                      $2,117,444        6       2.80       $352,907      5.651       356       650      72.0
661 - 680                      $5,951,903       15       7.88       $396,794      5.708       358       672      76.3
681 - 700                      $7,135,999       13       9.44       $548,923      5.599       359       694      75.4
701 - 720                      $8,649,799       18      11.45       $480,544      5.706       358       709      79.3
721 - 740                     $13,432,304       21      17.78       $639,634      5.592       358       729      67.8
741 - 760                     $13,223,014       26      17.50       $508,577      5.698       353       752      76.0
761 - 780                     $13,254,367       22      17.54       $602,471      5.579       358       771      75.1
781 - 800                      $8,067,870       13      10.68       $620,605      5.533       358       788      71.1
801 - 820                      $1,878,900        2       2.49       $939,450      5.539       358       812      70.8
---------------------------------------------------------------------------------------------------------------------------
                              $75,559,851      138     100.00       $547,535      5.650       357       734      73.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                 Prepayment Penalty Months
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
0                             $74,639,851      137      98.78       $544,816      5.649       357       734      73.5
6                                $920,000        1       1.22       $920,000      5.750       359       714      80.0
---------------------------------------------------------------------------------------------------------------------------
                              $75,559,851      138     100.00       $547,535      5.650       357       734      73.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                   80% LTV/PMI Analysis                     (Excludes 134 80% or less LTV Mortgages)
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
> 80% LTV, with MI             $1,353,394        4     100.00       $338,349      5.747       341       768      90.4
---------------------------------------------------------------------------------------------------------------------------
                               $1,353,394        4     100.00       $338,349      5.747       341       768      90.4
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                       Months to Roll
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
45                              $351,029        1       0.46       $351,029      6.625       321       628      76.8
46                              $536,010        1       0.71       $536,010      6.500       322       751      80.0
47                              $993,427        2       1.31       $496,713      6.056       323       755      86.5



==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)     |
-------------------------------------|               Computational Materials for
      SECURITIES CORPORATION         |               CWMBS 2005-HYB3 - Group III
A Countrywide Capital Markets Company|
-------------------------------------------------------------------------------


                                            $75,559,851 ARM Rate Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
                                                       Months to Roll
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
72                             $1,082,500        2       1.43       $541,250      4.788       348       742      45.9
77                               $466,660        1       0.62       $466,660      5.375       353       643      80.0
78                               $660,690        3       0.87       $220,230      5.890       354       692      81.2
79                             $1,966,480        3       2.60       $655,493      5.754       355       711      67.3
80                             $5,378,483       12       7.12       $448,207      5.873       356       706      67.9
81                            $13,744,408       24      18.19       $572,684      5.717       357       741      72.3
82                            $16,518,206       28      21.86       $589,936      5.689       358       753      76.4
83                            $30,660,508       51      40.58       $601,186      5.538       359       730      73.9
84                             $3,201,450       10       4.24       $320,145      5.714       360       731      76.5
---------------------------------------------------------------------------------------------------------------------------
                              $75,559,851      138     100.00       $547,535      5.650       357       734      73.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                           Margin
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                 $75,559,851      138     100.00       $547,535      5.650       357       734      73.6
---------------------------------------------------------------------------------------------------------------------------
                              $75,559,851      138     100.00       $547,535      5.650       357       734      73.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                       Maximum Rates
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                 $4,824,195        9       6.38       $536,022      4.885       356       748      65.6
10.001 - 11.000               $60,164,965      111      79.63       $542,027      5.598       358       736      74.6
11.001 - 12.000                $9,975,691       17      13.20       $586,805      6.310       353       714      71.6
12.001 - 13.000                  $595,000        1       0.79       $595,000      6.125       359       744      70.0
---------------------------------------------------------------------------------------------------------------------------
                              $75,559,851      138     100.00       $547,535      5.650       357       734      73.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                               Next Interest Adjustment Date
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
01/09                            $351,029        1       0.46       $351,029      6.625       321       628      76.8
02/09                            $536,010        1       0.71       $536,010      6.500       322       751      80.0
03/09                            $993,427        2       1.31       $496,713      6.056       323       755      86.5
04/11                          $1,082,500        2       1.43       $541,250      4.788       348       742      45.9
09/11                            $466,660        1       0.62       $466,660      5.375       353       643      80.0
10/11                            $660,690        3       0.87       $220,230      5.890       354       692      81.2
11/11                          $1,966,480        3       2.60       $655,493      5.754       355       711      67.3
12/11                          $5,378,483       12       7.12       $448,207      5.873       356       706      67.9
01/12                         $13,744,408       24      18.19       $572,684      5.717       357       741      72.3
02/12                         $16,518,206       28      21.86       $589,936      5.689       358       753      76.4
03/12                         $30,660,508       51      40.58       $601,186      5.538       359       730      73.9



==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)     |
-------------------------------------|               Computational Materials for
      SECURITIES CORPORATION         |               CWMBS 2005-HYB3 - Group III
A Countrywide Capital Markets Company|
-------------------------------------------------------------------------------


                                            $75,559,851 ARM Rate Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------
                                               Next Interest Adjustment Date
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
04/12                          $3,201,450       10       4.24       $320,145      5.714       360       731      76.5
---------------------------------------------------------------------------------------------------------------------------
                              $75,559,851      138     100.00       $547,535      5.650       357       734      73.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                    Initial Fixed Period
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
84                            $75,559,851      138     100.00       $547,535      5.650       357       734      73.6
---------------------------------------------------------------------------------------------------------------------------
                              $75,559,851      138     100.00       $547,535      5.650       357       734      73.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                         Floor Rate
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                 $75,559,851      138     100.00       $547,535      5.650       357       734      73.6
---------------------------------------------------------------------------------------------------------------------------
                              $75,559,851      138     100.00       $547,535      5.650       357       734      73.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                        Initial Cap
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
5.000                         $74,318,451      135      98.36       $550,507      5.644       357       734      73.7
6.000                          $1,241,400        3       1.64       $413,800      6.060       360       729      67.5
---------------------------------------------------------------------------------------------------------------------------
                              $75,559,851      138     100.00       $547,535      5.650       357       734      73.6
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                       Subsequent Cap
---------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF      % OF       AVERAGE       GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE       LOANS     TOTAL      BALANCE        WAC       TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
1.000                             $84,000        1       0.11        $84,000      5.250       354       758      80.0
2.000                         $75,475,851      137      99.89       $550,919      5.651       357       734      73.6
---------------------------------------------------------------------------------------------------------------------------
                              $75,559,851      138     100.00       $547,535      5.650       357       734      73.6
---------------------------------------------------------------------------------------------------------------------------





==============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.